                                                                                               Registration Statement No. 333-131727

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4                                                                                   TERM SHEET
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The following  material is "ABS  informational and computational  material" used in reliance on Rule 167 under the Securities Act of
1933. The information in this term sheet is preliminary and is subject to completion or change.

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                                                        ACE Securities Corp.

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                                                    $1,007,066,000 (Approximate)
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                                                       Home Equity Loan Trust

                                                           Series 2007-HE4
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                                                        ACE Securities Corp.
                                                             (Depositor)

                                    ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4
                                                          (Issuing Entity)
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                                                        Deutsche Bank [LOGO]

                                                           April 20, 2007

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 1

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor").  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange
Commission's  website.  Once available,  the base prospectus and prospectus  supplement may be obtained without charge by contacting
Deutsche Bank Securities Inc.'s ("DBSI") trading desk at (212) 250-7730.  This term sheet is not required to contain all information that is  required  to be included in the base  prospectus  and the  prospectus  supplement  (collectively,  the  "Prospectus").  The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  This term sheet is not an offer to sell or a  solicitation  of an offer to buy these  securities in any state where such offer, solicitation or sale is not permitted. You should consult your own counsel,  accountant,  and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 5% prior to issuance.  Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING
AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 2

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                   TERM SHEET DATED April 20, 2007
                                                        ACE Securities Corp.
                                               Home Equity Loan Trust, Series 2007-HE4
                                                    $1,007,066,000 (Approximate)
                  All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 5%

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                                                         Structure Overview
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                                                     To 10% Optional Termination
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                                                              Principal
                                                                Payment      Pmt.     Interest        Legal              Expected
       Class           Approximate                      WAL      Window     Delay      Accrual        Final              Ratings
                         Size ($)           Type       (yrs)    (months)    (days)      Basis        Maturity             (S / M)
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Offered Certificates:
       A-1              $  320,222,000     Float        1.94     1 - 81       0       ACT/360       May 2037              AAA/Aaa
       A-2A                241,327,000     Float        1.00     1 - 22       0       ACT/360       May 2037              AAA/Aaa
       A-2B                 98,413,000     Float        2.00    22 - 28       0       ACT/360       May 2037              AAA/Aaa
       A-2C                 64,431,000     Float        3.00    28 - 75       0       ACT/360       May 2037              AAA/Aaa
       A-2D                 29,975,000     Float        6.70    75 - 81       0       ACT/360       May 2037              AAA/Aaa
       M-1                  52,135,000     Float        5.47    54 - 81       0       ACT/360       May 2037              AA+/Aa1
       M-2                  47,347,000     Float        5.01    48 - 81       0       ACT/360       May 2037              AA+/Aa2
       M-3                  27,664,000     Float        4.84    45 - 81       0       ACT/360       May 2037              AA+/Aa3
       M-4                  25,004,000     Float        4.75    43 - 81       0       ACT/360       May 2037               AA/A1
       M-5                  23,940,000     Float        4.69    42 - 81       0       ACT/360       May 2037               AA-/A2
       M-6                  20,748,000     Float        4.65    41 - 81       0       ACT/360       May 2037               A+/A3
       M-7                  20,216,000     Float        4.62    40 - 81       0       ACT/360       May 2037               A/Baa1
       M-8                  19,152,000     Float        4.59    39 - 81       0       ACT/360       May 2037             BBB+/Baa2
       M-9                  16,492,000     Float        4.57    38 - 81       0       ACT/360       May 2037              BBB/Baa3
                        --------------
  Total Offered:        $1,007,066,000

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                                                            Pricing Speed
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Fixed-Rate Mortgage Loans           100% PPC (4% CPR growing to 23% CPR over 12 months. 23% CPR thereafter)

Adjustable-Rate                     100% PPC (5% CPR in month 1, an additional 2% CPR for each month thereafter,  building to 27% in
CPR Mortgage Loans                  month 12 and remaining  constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and  decreasing  and remaining  constant at 30% CPR from month 28 and  thereafter;  provided,  however,  the prepayment  rate will not exceed 85% CPR per annum in any period for any percentage of PPC)
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                                                        Transaction Overview
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Certificates:                       The  Class  A-1  Certificates  and the  Class  A-2A,  Class  A-2B,  Class  A-2C and  Class  A-2D
                                    Certificates  (collectively,  the  "Class A-2  Certificates";  and  together  with the Class A-1
                                    Certificates,  the "Senior  Certificates" or "Class A  Certificates"),  and the Class M-1, Class
                                    M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates
                                    (collectively,  the  "Mezzanine  Certificates"  or the  "Class M  Certificates").  The Class A-1
                                    Certificates are backed by conforming principal balance fixed-rate and adjustable-rate first and second lien mortgage  loans (the "Group I Mortgage  Loans") and the Class A-2  Certificates  are
                                    backed by fixed-rate and  adjustable-rate  first and second lien mortgage loans with  conforming
                                    and     non-conforming     principal    balances    (the    "Group    II    Mortgage    Loans").
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The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 3

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
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                                                        Transaction Overview
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Certificates                        (i) The Mezzanine  Certificates  are backed by the Group I Mortgage  Loans and Group II Mortgage
(Continued):                        Loans  (collectively,  the "Mortgage Loans").  The Senior  Certificates along with the Mezzanine
                                    Certificates are also referred to herein  collectively as the "Offered  Certificates." The trust will also issue the Class CE Certificates, the Class P Certificates and the Class R Certificates
                                    which are referred to herein  collectively as the "Non-offered  Certificates".  The pass-through rate on the Class A-1  Certificates  will be the lesser of (i) One-Month LIBOR plus a margin and
                                    (ii)  the  applicable  Net WAC  Pass-Through  Rate.  The  pass-through  rates on the  Class  A-2
                                    Certificates  will be the lesser of (i) One-Month LIBOR plus their  respective  margins and (ii)
                                    the applicable Net WAC Pass-Through Rate. The pass-through  rates on the Mezzanine  Certificates will be the lesser of (i) One-Month LIBOR plus their respective  margins and (ii) the applicable
                                    Net WAC Pass-Through Rate.

Collateral:                         (ii)  As  of  the  Cut-off  Date,  the  Mortgage  Loans  will  consist  of  approximately  4,748 adjustable-rate and fixed-rate,  first and second lien, closed-end mortgage loans. The aggregate outstanding principal balance of all of the Mortgage Loans is approximately $1,063,987,175 as of the Cut-off Date.  The Mortgage  Loans will be separated  into two groups.  The Group I Mortgage
                                    Loans  will  represent   approximately   2,330  conforming   principal  balance  fixed-rate  and
                                    adjustable-rate  Mortgage Loans totaling  approximately  $451,652,331  and the Group II Mortgage
                                    Loans will represent  approximately 2,418 conforming and non-conforming  principal balance fixed and adjustable-rate Mortgage Loans totaling approximately $612,334,844.

Class A Certificates:               (iii) Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class
                                    M-9 Certificates

Depositor:                          ACE Securities Corp. ("ACE")

Issuing Entity:                     ACE  Securities  Corp.  Home Equity  Loan Trust,  Series  2007-HE4.  The Issuing  Entity is also referred to herein as the trust

Originators:                                                                                                       % of Aggregate
                                                                                        Aggregate Remaining      Remaining Principal
                                    Originator                                        Principal Balance ($)            Balance
                                    ------------------------------------------------------------------------------------------------
                                    DB Home Lending LLC (formerly known as Chapel
                                    Funding LLC)                                             $  652,965,406                   61.37%
                                    Residential Mortgage Corporation  ("ResMAE")                129,552,138                    12.18
                                    MortgageIT, Inc.                                             86,183,674                     8.10
                                    First Street Financial, Inc                                  53,806,819                     5.06
                                    Other (Less than 5% individually)                           141,479,138                    13.30
                                    ------------------------------------------------------------------------------------------------
                                                                                             $1,063,987,175                  100.00%

Master Servicer and the             Wells Fargo Bank, National Association
Securities Administrator:

Servicers:                          Ocwen Loan Servicing,  LLC ("Ocwen"),  GMAC Mortgage,  LLC ("GMACM") and Countrywide  Home Loans
                                    Servicing  LP  ("Countrywide")  with  respect  to  approximately   87.94%,   11.23%  and  0.83%,
                                    respectively, of the total principal balance of the Mortgage Loans as of the Cut-Off Date.

Trustee:                            HSBC Bank USA, National Association

Custodian:                          Wells Fargo Bank, National Association and Deutsche Bank National Trust Company

Credit Risk Manager:                Clayton Fixed Income Services Inc.

Underwriter:                        Deutsche Bank Securities Inc.
Swap Provider:                      TBD
Cap Provider:                       TBD
Cut-off Date:                       April 1, 2007
Expected Pricing:                   Week of April [24], 2007

Expected Closing Date:              On or about April [30], 2007
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The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 4

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
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                                                    Transaction Overview (Cont.)
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Record Date:                        For so long  as the  Offered  Certificates  are  held  in  book-entry form, the Record Date will be the business day  immediately  preceding the related  Distribution  Date. With respect to any
                                    Offered  Certificates  held in definitive form, the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.

Distribution Date:                  25th day of each month (or the next business day if such day is not a business  day)  commencing in May 2007.

Determination Date:                 The Determination  Date with respect to any Distribution Date and (i) Ocwen, the 15th day of the
                                    calendar  month in which such  Distribution  Date occurs,  or if such 15th day is not a business day,  the business  day  immediately  preceding  such 15th day,  (ii) GMAC,  the 15th day of the calendar  month in which such  Distribution  Date occurs,  or if such 15th day is not a business day, the business day immediately  preceding such 15th day, and (iii) Countrywide,  the 18th day of the  calendar  month in which such  Distribution  Date  occurs,  or if such 18th day is not a business day, the business day immediately preceding such 18th day.

Servicer Remittance Date:           With  respect to any  Distribution  Date and (i) Ocwen,  the 22nd day of the month in which such
                                    Distribution  Date  occurs;  provided  that if the 22nd day of a given month is a Saturday,  the
                                    Servicer Remittance Date shall be the immediately  preceding business day and if the 22nd day of a given month is a Sunday or otherwise not a business day (except for  Saturdays),  the Servicer
                                    Remittance  Date shall be the next business  day, (ii) GMAC,  the 22nd day of the month in which such Distribution Date occurs; provided that if such 22nd day of a given month is not a business day, the Servicer Remittance Date for such month shall be the business day immediately preceding such 22nd day, and (iii) Countrywide,  the 22nd day of the month in which such Distribution Date occurs;  provided  that if such 22nd day of a given month is not a business  day,  the  Servicer
                                    Remittance  Date for such month shall be the business day  immediately  preceding such 22nd day;
                                    provided  further,  that if the  Servicer  Remittance  Date  falls  on a  Friday,  the  Servicer
                                    Remittance Date shall be the business day immediately preceding such Friday.

Due Period:                         The  Due  Period  with respect to  any  Distribution  Date  commences on the second  day  of the month  immediately  preceding the month in which such  Distribution  Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:                  The Prepayment  Period with respect to any  Distribution  Date and (i) Ocwen,  shall be (a) with respect to principal  prepayments in full, the period from the 16th day of the month immediately preceding the Distribution Date (or with respect to the first Prepayment Period, the period from the Cut-off Date) to the 15th day of the month of the Distribution  Date and (b) with respect to principal  prepayments in part, the calendar month immediately  preceding the month in which the
                                    Distribution Date occurs,  (ii) GMAC, with respect to principal  prepayments in full, the period from the 16th day of the month  immediately  preceding the Distribution Date (or with respect to the first Prepayment  Period,  the period from the Cut-off Date) to the 15th day of the month of the Distribution Date, and (iii) Countrywide, shall be the period from the 16th day of the month immediately preceding the Distribution Date (or with respect to the first Prepayment Period, the period from the Cut-off Date) to the 15th day of the month of the Distribution Date.

Interest Accrual Period:            Interest   will   initially   accrue   on    the   Offered   Certificates   from   the   Closing
                                    Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                                    Date to (but  excluding)  the current  Distribution  Date on an  actual/360  basis.  The Offered
                                    Certificates will initially settle flat (no accrued interest).

Interest Distribution  Amount:      For the  certificates of any class on any  Distribution Date is equal to interest accrued during
                                    the  related  Interest Accrual Period  on  the certificate   principal  balance  of  that  class
                                    immediately   prior  to   such   Distribution  Date   at  the   then   applicable   pass-through
                                    rate for such class, and reduced (to not less than zero), in the case of each such class, by the allocable  share,  if any, for such class of  prepayment  interest  shortfalls to the extent not covered by  Compensating  Interest paid by the Master  Servicer or the Servicers and  shortfalls resulting from the application of the Servicemembers' Civil Relief Act or similar state or local laws.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 5

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

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                                                    Transaction Overview (Cont.)
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Senior Interest Distribution        For the Class  A  Certificates  on  any  Distribution  Date is an amount equal to the sum of the
Amount:                             Interest  Distribution  Amount for such  Distribution  Date for each such class and the Interest
                                    Carry Forward Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:            The  Master  Servicer,  Servicers  and  Credit  Risk  Manager  will  be  paid  monthly  fees  on the outstanding  principal  balance of the Mortgage Loans.  These fees initially  aggregate to a weighted average cost of approximately 0.5135% for the Mortgage Loans.

Compensating Interest:              Each  Servicer  will  be  required  to  cover  Prepayment  Interest  Shortfalls  on  prepayments in full on the Mortgage  Loans serviced by such Servicer up to the Servicing Fee payable to each
                                    Servicer.  If any Servicer fails to make any required  Compensating Interest payment, the Master
                                    Servicer will be required to do so up to the Master Servicing Fee.

Prepayment Interest Shortfalls:     Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.

Optional Termination:               On any Distribution  Date on which the aggregate  outstanding  principal balance of the Mortgage
                                    Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate outstanding  principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer
                                    may repurchase all of the Mortgage Loans and REO properties  remaining in the trust,  causing an early retirement of the certificates, but is not required to do so.

Monthly Servicer Advances:          Each Servicer  will collect  monthly  payments of principal  and interest on the Mortgage  Loans serviced by such Servicer and will be obligated to make advances of delinquent monthly principal and interest payments. Each Servicer is required to advance delinquent payments of principal and interest on the Mortgage  Loans  serviced by such  Servicer  only to the extent such amounts are deemed recoverable.  If any Servicer fails to make any such advance, a successor servicer (which may be the  Master  Servicer)  will  be  required  to do so  subject  to  its  determination  of recoverability. The Servicers and the successor servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Credit Enhancement:                 1) Excess Interest;
                                    2) Overcollateralization ("OC"); and
                                    3) Subordination.

Allocation of Losses:               Any Realized Losses on the Mortgage Loans will be allocated on any Distribution  Date, first, to
                                    Net Monthly  Excess  Cashflow and Net Swap  Payments  received from the Swap  Provider,  if any, second, to the Class CE Certificates, third, to the Class M-9 Certificates, fourth, to the Class
                                    M-8 Certificates,  fifth, to the Class M-7  Certificates,  sixth, to the Class M-6 Certificates, seventh,  to the Class M-5 Certificates,  eighth,  to the Class M-4 Certificates,  ninth, to the
                                    Class M-3  Certificates,  tenth, to the Class M-2  Certificates  and eleventh,  to the Class M-1
                                    Certificates.  There  will be no  allocation  of  Realized  Losses to the Class A  Certificates.
                                    Investors in the Class A Certificates should note, however, that although Realized Losses cannot be  allocated  to such  Certificates,  under  certain  loss  scenarios  there  may not be enough principal  and  interest  on the  Mortgage  Loans to  distribute  to the  holders of the Class A
                                    Certificates all principal and interest amounts to which they are then entitled.

                                    Once  Realized  Losses have been  allocated  to the  Mezzanine  Certificates,  such amounts with respect  to such  Certificates  will no longer  accrue  interest  and such  amounts  will not be reinstated  thereafter.  However,  the amount of any Realized Losses  allocated to the Mezzanine
                                    Certificates may be distributed to such certificates on a subordinated basis on any Distribution
                                    Date from Net Monthly Excess Cashflow, to the extent available on such Distribution Date and any
                                    Net Swap Payments paid by the Swap Provider and available for this purpose.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 6

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Required                            Overcollateralization  refers to the  amount by which the  aggregate  principal  balance  of the
Overcollateralization               Mortgage Loans exceeds the aggregate  certificate  principal balance of the  Certificates.  This
Amount:                             excess (the  "Overcollateralization  Amount")  is  intended  to protect  the  certificateholders against shortfalls in payments on the certificates.  The Required  Overcollateralization  Amount for the  certificates,  which  will be fully  established  at  issuance,  is  anticipated  to be approximately  5.35% of the aggregate  principal balance of the Mortgage Loans as of the Cut-off
                                    Date.  On or after the Stepdown  Date and provided  that a trigger  event is not in effect,  the
                                    Required  Overcollateralization  Amount may be permitted to decrease to approximately  10.70% of the  aggregate  principal  balance of the  Mortgage  Loans as of the last day of the related Due
                                    Period,  subject to a floor amount of approximately 0.50% of the aggregate outstanding principal balance as of the Cut-off Date. If, due to losses, the  Overcollateralization  Amount is reduced below the Required  Overcollateralization  Amount,  excess spread, if any is available,  will be paid to the certificates then entitled to receive distributions in respect of principal in order to reduce the certificate  principal  balance of such  certificates  to the extent  necessary to reach the Required Overcollateralization Amount. In addition, Net Swap Payments paid by the Swap
                                    Provider may be used to restore or maintain the Required Overcollateralization Amount.

Overcollateralization               An Overcollateralization  Increase Amount for any Distribution Date is the lesser of (i) the Net
Increase Amount:                    Monthly Excess Cashflow and Net Swap Payments received from the Swap Provider,  if any, for that
                                    Distribution  Date and (ii) the excess of the  Required  Overcollateralization  Amount  over the current Overcollateralization Amount.

Overcollateralization               An  Overcollateralization  Reduction Amount for any Distribution Date is the amount by which the
Reduction Amount:                   current  Overcollateralization  Amount exceeds the Required  Overcollateralization  Amount after taking into account all other  distributions to be made on the Distribution  Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                      Is the  earlier  of (i) the  first  Distribution  Date  after  which the  aggregate  certificate principal  balance of the Class A  Certificates  has been  reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in May 2010 and (y) the first  Distribution Date on which the Credit  Enhancement  Percentage  (calculated  for this  purpose only after taking into account  distributions  of principal on the Mortgage  Loans,  but prior to any  distribution  of principal to the holders of the certificates) is equal to or greater than approximately 58.20%.

Credit Enhancement Percentage:      The  Credit  Enhancement  Percentage  for  any  class  of  certificates  and  any   Distribution
                                    Date  is   the   percentage    obtained   by   dividing   (x)    the    aggregate    certificate
                                    principal   balance  of  the  class  or  classes   subordinate   thereto  (which   includes  the
                                    Overcollateralization  Amount) by (y) the  aggregate  principal  balance of the Mortgage  Loans, calculated  after giving  effect to scheduled  payments of principal  due during the related Due
                                    Period, to the extent received or advanced,  and unscheduled  collections of principal  received during the related Prepayment Period.

                                    Class               (S / M)                   Initial CE %*        Targeted CE % On/After Step
                                    -----               -------                   -------------        ---------------------------
                                                                                                               Down Date*
                                                                                                               ----------
                                      A                 AAA/Aaa                      29.10%                      58.20%
                                     M-1                AA+/Aa1                      24.20%                      48.40%
                                     M-2                AA+/Aa2                      19.75%                      39.50%
                                     M-3                AA+/Aa3                      17.15%                      34.30%
                                     M-4                 AA/A1                       14.80%                      29.60%
                                     M-5                 AA-/A2                      12.55%                      25.10%
                                     M-6                 A+/A3                       10.60%                      21.20%
                                     M-7                 A/Baa1                      8.70%                       17.40%
                                     M-8               BBB+/Baa2                     6.90%                       13.80%
                                     M-9                BBB/Baa3                     5.35%                       10.70%
------------------------------------------------------------------------------------------------------------------------------------
* Approximate

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 7

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Net Monthly Excess Cashflow:        For any Distribution Date is equal to the sum of (i) any Overcollateralization  Reduction Amount
                                    and (ii) the excess of the Available  Distribution  Amount,  net of any Net Swap Payment and the
                                    Swap Termination Payment, if any, required to be made by the Securities Administrator, on behalf of the  supplemental  interest  trust  (described  below),  to the Swap Provider  under the Swap
                                    Agreement,  over the sum of (w) with respect to the Class A  Certificates,  the Senior  Interest
                                    Distribution Amount for such Distribution Date, (x) with respect to the Mezzanine  Certificates, the  Interest  Distribution  Amount for such  Distribution  Date and (y) the amount of principal remittance  required to be distributed to the holders of the  Certificates on such  Distribution
                                    Date. (viii)

Net WAC Pass-Through Rate:          Class A-1 and Class A-2  Certificates:  The per annum rate (subject to  adjustment  based on the actual number of days elapsed in the related  Interest  Accrual  Period) equal to the product of
                                    (i) 12 and (ii) a fraction,  expressed as a percentage, the numerator of which is the difference of (a) the amount of interest  which accrued on the Mortgage  Loans in the related loan group in the prior calendar month minus the fees payable to the Servicers, Master Servicer and the Credit
                                    Risk Manager with respect to the related Mortgage Loans for such Distribution Date, over (b) the
                                    Group I Allocation Percentage or Group II Allocation Percentage,  as applicable, of any Net Swap
                                    Payment or Swap Termination  Payment made to the Swap Provider for such Distribution Date (which was not caused by a Swap Provider  Trigger  Event,  as defined in the Swap  Agreement),  and the denominator  of which is the aggregate  principal  balance of the Mortgage  Loans in the related loan group as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with  respect to the first  Distribution  Date),  after giving  effect to principal  prepayments received during the related Prepayment Period.

                                    Mezzanine Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of  subtracting  from the  aggregate  principal  balance of each loan group,  the certificate  principal  balance  of the  related  Class  A  Certificates),  of (i)  the  Net WAC
                                    Pass-Through  Rate for the Class A-1 Certificates and (ii) the Net WAC Pass-Through Rate for the
                                    Class A-2 Certificates.

                                    Group I Allocation  Percentage:  The aggregate  principal  balance of the Group I Mortgage Loans divided by the sum of the  aggregate  principal  balance  of the Group I Mortgage  Loans and the
                                    Group II Mortgage Loans.

                                    Group II Allocation  Percentage:  The aggregate principal balance of the Group II Mortgage Loans divided by the sum of the  aggregate  principal  balance  of the Group I Mortgage  Loans and the
                                    Group II Mortgage Loans.

Net WAC Rate Carryover              If on any Distribution  Date the  Pass-Through  Rate for any class of certificates is limited by
Amount:                             the  related  Net WAC  Pass-Through  Rate,  such  class  will be  entitled  to the "Net WAC Rate
                                    Carryover Amount" which will be equal to the sum of (i) the excess of, if any, (a) the amount of interest that would have accrued on such class based on one-month  LIBOR plus the related margin over (b) the amount of interest  accrued on such class based on the related Net WAC Pass-Through
                                    Rate and (ii) the unpaid  portion of any  related Net WAC Rate  Carryover  Amount from the prior
                                    Distribution  Date  together  with  accrued  interest on such unpaid  portion at a rate equal to one-month LIBOR plus the related margin for the most recently ended Interest Accrual Period. Any
                                    Net WAC Rate  Carryover  Amount will be paid on such  Distribution  Date or future  Distribution
                                    Dates to the extent of funds  available.  The Net WAC Rate Carryover  Amount will be distributed from certain amounts  received by the Securities  Administrator,  on behalf of the  Supplemental
                                    Interest Trust  (described  below),  under the Swap Agreement,  if any, and from the Net Monthly
                                    Excess  Cashflow on a  subordinated  basis on the same  Distribution  Date or on any  subsequent
                                    Distribution Date to the extent of available funds. The ratings on each class of certificates do not address the likelihood of the payment of any Net WAC Rate Carryover  Amount from Net Monthly
                                    Excess Cashflow.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 8

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Group I Cap Agreement:              On the  Closing  Date,  the  Trustee  will enter into a "Group I Cap  Agreement",  which will be effective for the period  commencing on the  Distribution  Date occurring in May 2007 and ending immediately  following  the  Distribution  Date  occurring in October  2007, to make payments in respect of any Net WAC Rate Carryover  Amounts in respect of the Class A-1  Certificates and the
                                    Mezzanine  Certificates as described herein. The Group I Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess,  if any, of one-month  LIBOR over a specified strike rate for the related  Distribution  Date; (2) the related cap notional  amount,  which is based on the lesser of (i) the  expected  amortization  of the Group I  Mortgage  Loans and (ii)
                                    Group I Scheduled Cap Notional Amount for the related Distribution Date and (3) a fraction,  the numerator of which is the actual number of days elapsed from the previous  Distribution  Date to but excluding the current  Distribution  Date (or, for the first  Distribution  Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution  Date), and the denominator of which is 360. The Group I Scheduled Cap Notional Amount for each Distribution
                                    Date during the term of the Group I Cap Agreement is set forth on page 16 of this term sheet.

Group II Cap Agreement:             On the Closing  Date,  the  Trustee  will enter into a "Group II Cap  Agreement",  which will be effective for the period  commencing on the  Distribution  Date occurring in May 2007 and ending immediately  following  the  Distribution  Date  occurring in October  2007, to make payments in respect of any Net WAC Rate Carryover  Amounts in respect of the Class A-2A,  Class A-2B,  Class
                                    A-2C, Class A-2D Certificates and the Mezzanine  Certificates as described herein.  The Group II
                                    Cap  Agreement  requires a cap payment in an amount equal to the product of: (1) the excess,  if any, of one-month LIBOR over a specified strike rate for the related  Distribution Date; (2) the related cap notional  amount,  which is based on the lesser of (i) the expected  amortization of the Group II Mortgage  Loans and (ii) Group II  Scheduled  Cap  Notional  Amount for the related
                                    Distribution  Date and (3) a  fraction,  the  numerator  of which is the  actual  number of days elapsed from the previous  Distribution Date to but excluding the current Distribution Date (or, for the first  Distribution Date, the actual number of days elapsed from the Closing Date to but excluding  the first  Distribution  Date),  and the  denominator  of which is 360.  The Group II
                                    Scheduled  Cap Notional  Amount for each  Distribution  Date during the term of the Group II Cap
                                    Agreement   is  set   forth  on  page  16  of  this   term   sheet.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 9

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Swap Agreement:                     On the Closing  Date,  the Trustee will enter into a Swap  Agreement  with the Swap  Provider as described in the final prospectus  supplement.  The Swap Agreement will have an initial notional amount of $917,668,665.  Under the Swap Agreement, commencing on the Distribution Date occurring in November 2007, the trust (through a supplemental  interest trust) will be obligated to pay an amount equal to the product of (i) [5.035]% per annum, (ii) the Swap Notional Amount (as defined below) and (iii) a fraction,  the numerator of which is 30 and the  denominator of which is 360, and the Swap  Provider  will be obligated to pay to the  supplemental  interest  trust,  for the benefit of the  holders  of the  Offered  Certificates,  an amount  equal to the  product of (i)
                                    one-month LIBOR,  (ii) the Swap Notional Amount and (iii) a fraction,  the numerator of which is the actual number of days elapsed during the related Interest Accrual Period and the denominator of which is 360,  until the Swap Agreement is  terminated.  The "Swap Notional  Amount" for each
                                    Distribution Date will be equal to the lesser of (a) the aggregate certificate principal balance of the Offered Certificates on the day immediately preceding such Distribution Date, and (b) the scheduled swap notional amount set forth in the Swap Agreement for such Distribution  Date. Only the net  amount of the two  obligations  will be paid by the  appropriate  party  (the "Net Swap
                                    Payment"). See the attached schedule.

                                    A separate trust created under the pooling and servicing  agreement (the "Supplemental  Interest
                                    Trust") will hold the Swap  Agreement.  The Swap  Agreement  and any  payments  made by the Swap
                                    Provider thereunder will be assets of the Supplemental  Interest Trust but will not be assets of any REMIC.

                                    Upon early  termination  of the Swap  Agreement,  the  Supplemental  Interest  Trust or the Swap
                                    Provider may be liable to make a  termination  payment (the "Swap  Termination  Payment") to the other party  (regardless of which party caused the  termination).  The Swap Termination  Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Securities Administrator,  on behalf of the Supplemental Interest Trust, is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent  Distribution Dates until paid in full, and, if such Swap Termination  Payment is not due as a result of the  occurrence  of a Swap  Provider  Trigger Event (as defined in the
                                    Swap Agreement), such payment will be prior to distributions to Certificateholders.

Available Distribution Amount:      For any Distribution Date, net of the administrative  fees, an amount equal to (i) the aggregate amount of  scheduled  monthly  payments  on the  Mortgage  Loans due on the related Due Date and received on or prior to the related  Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments,  insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and  substitutions  for the Mortgage Loans occurring during the  Prepayment  Period or proceeds from the  repurchase of the Mortgage Loans due to the
                                    Optional  Termination  of the Trust);  (iii) all P&I Advances with respect to the Mortgage Loans received for the Distribution Date; and (iv) all Compensating  Interest paid by the Servicers or the Master  Servicer in respect of Prepayment  Interest  Shortfalls  for the related  Prepayment
                                    Period.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 10

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Class A Principal                   Until the Stepdown Date, or if a Trigger Event occurs, the Class A Principal Distribution Amount
Distribution Amount:                will be distributed to the holders of the Class A-1  Certificates and the Class A-2 Certificates
                                    concurrently,  on a pro rata basis based on the related Class A principal allocation  percentage
                                    (for any Distribution Date, the percentage  equivalent of a fraction,  the numerator of which is the  principal  remittance  amount for the Group I Mortgage  Loans (in the case of the Class A-1
                                    Certificates) or the principal remittance amount for the Group II Mortgage Loans (in the case of the Class A-2  Certificates)  and the denominator of which is equal to the principal  remittance amount for all of the Mortgage Loans).

                                    Until the Stepdown Date, or if a Trigger Event occurs, the Class A Certificates will receive the principal  collected  on the  Mortgage  Loans plus any excess  interest and any Net Swap Payment received by the Securities  Administrator from the Swap Provider required to restore or maintain the Required  Overcollateralization  Amount until the aggregate certificate principal balance of the Class A Certificates  has been reduced to zero. On or after the Stepdown Date, if no Trigger
                                    Event occurs, principal paid on the Class A Certificates will be an amount such that the Class A
                                    Certificates will maintain  approximately a 58.20% Credit Enhancement Percentage (2x the Class A
                                    Initial  Credit  Enhancement  Percentage).  The Class A  Principal  Distribution  Amount will be distributed to the holders of the Class A-1  Certificates  and the Class A-2 Certificates to the
                                    extent of their respective group-based principal distribution amount.

                                    Principal  distributions  to the Class A-2  Certificates  will be allocated  sequentially to the
                                    Class  A-2A,  Class  A-2B,  Class A-2C and Class A-2D  Certificates,  in that  order,  until the certificate principal balance of each such class has been reduced to zero; provided, however, on any  Distribution  Date on which the aggregate  certificate  principal  balance of the Mezzanine
                                    Certificates  has  been  reduced  to zero and the  Overcollateralization  Amount  is  zero,  all principal distributions will be distributed to the Class A-2 Certificates concurrently, on a pro rata basis, based on the certificate principal balance of each such class, until the certificate principal balance of each such class has been reduced to zero.

Class M Principal                   Until the Stepdown  Date,  unless the  aggregate  certificate  principal  balance of the Class A
Distribution Amount:                Certificates  is reduced to zero,  the  Mezzanine  Certificates  will not receive any  principal payments. On or after the Stepdown Date (if no Trigger Event occurs),  principal will be paid to the Mezzanine Certificates, first to the Class M-1 Certificates until it reaches approximately a
                                    48.40% Credit Enhancement  Percentage (2x the Class M-1 Initial Credit Enhancement  Percentage),
                                    second to the Class M-2 Certificates until it reaches  approximately a 39.50% Credit Enhancement
                                    Percentage  (2x the Class M-2 Initial  Credit  Enhancement  Percentage),  third to the Class M-3
                                    Certificates until it reaches approximately a 34.30% Credit Enhancement Percentage (2x the Class
                                    M-3  Initial  Credit  Enhancement  Percentage),  fourth to the Class M-4  Certificates  until it reaches  approximately a 29.60% Credit  Enhancement  Percentage (2x the Class M-4 Initial Credit
                                    Enhancement  Percentage),  fifth to the Class M-5 Certificates until it reaches  approximately a
                                    25.10% Credit Enhancement  Percentage (2x the Class M-5 Initial Credit Enhancement  Percentage),
                                    sixth to the Class M-6 Certificates  until it reaches  approximately a 21.20% Credit Enhancement
                                    Percentage (2x the Class M-6 Initial Credit  Enhancement  Percentage),  seventh to the Class M-7
                                    Certificates until it reaches approximately a 17.40% Credit Enhancement Percentage (2x the Class
                                    M-7  Initial  Credit  Enhancement  Percentage),  eighth to the Class M-8  Certificates  until it reaches  approximately a 13.80% Credit  Enhancement  Percentage (2x the Class M-8 Initial Credit
                                    Enhancement  Percentage),  ninth to the Class M-9 Certificates until it reaches  approximately a
                                    10.70% Credit  Enhancement  Percentage (2x the Class M-9 Initial Credit  Enhancement  Percentage
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 11

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Class M Principal                   If a Trigger Event occurs,  principal payments will be paid first to the Class A Certificates in
Distribution Amount                 the manner and order of priority  described under "Class A Principal  Distribution  Amount",  in
(continued):                        each case until the  certificate  principal  balance of each such class has been reduced to zero and, then sequentially to the Mezzanine  Certificates in their order of seniority,  in each case until the certificate principal balance of each such class has been reduced to zero.

Coupon Step-up:                     On the Distribution Date following the first possible optional  termination date, the margins on the Class A Certificates and the Mezzanine Certificates will increase to the following, provided that the Pass-Through  Rates on the Certificates will still be subject to the applicable Net WAC
                                    Pass-Through Rate.

                                    Class                   After Optional Termination
                                    -----                   --------------------------
                                    A                       2 x Margin
                                    M                       The lesser of 1.5 x Margin and Margin plus 0.50%

Trigger Event:                      If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:                   The  determination  on any  Distribution  Date that the percentage  obtained by dividing (x) the principal  amount of (1)  Mortgage  Loans  delinquent  60 days or more,  (2)  Mortgage  Loans in foreclosure,  (3) REO Properties and (4) Mortgage Loans  discharged due to bankruptcy by (y) the aggregate  principal  balance of the  Mortgage  Loans,  in each case,  as of the last day of the previous  calendar  month,  exceeds 27.50% of the Credit  Enhancement  Percentage of the Class A
                                    Certificates.:

Cumulative Loss Test:               The determination on any Distribution Date that the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period  divided by the  aggregate principal  balance  of the  Mortgage  Loans  as of  the  Cut-off  Date  exceeds  the  applicable percentages set forth below with respect to such Distribution Date:

                                    Distribution Date Occurring in                                  Percentage
                                    ------------------------------                                  ----------
                                        May 2009 to April 2010                2.15%, plus 1/12th of 2.45% for each month thereafter
                                        May 2010 to April 2011                4.60%, plus 1/12th of 2.55% for each month thereafter
                                        May 2011 to April 2012                7.15%, plus 1/12th of 2.10% for each month thereafter
                                        May 2012 to April 2013                9.25%, plus 1/12th of 0.50% for each month thereafter
                                       May 2013 and thereafter                                        9.75%
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 12

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Payment Priority:                   On each Distribution Date, the Available Distribution Amount will be distributed as follows:

                                    1.    Commencing  on the  Distribution  Date  occurring in November  2007,  to the  Supplemental
                                          Interest Trust to pay any Net Swap Payment or the Swap Termination  Payment (not caused by a Swap  Provider  Trigger  Event  (as  defined  in the Swap  Agreement))  owed to the Swap
                                          Provider.

                                    2.    To pay  interest to the Class A  Certificates,  pro rata,  including  any  accrued  unpaid interest from a prior  Distribution  Date, and then to pay interest  excluding any accrued unpaid  interest  from a prior  Distribution  Date  to the  Mezzanine  Certificates,  on a
                                          sequential basis.

                                    3.    To pay  principal to the Class A  Certificates  in accordance  with the principal  payment provisions described above.

                                    4.    To pay principal to the Mezzanine  Certificates in accordance  with the principal  payment provisions described above.

                                    5.    From excess interest,  if any, to the certificates then entitled to receive  distributions in  respect  of  principal  in order to reduce the  certificate  principal  balance of the
                                          Certificates   to  the   extent   necessary   to   restore  or   maintain   the   Required
                                          Overcollateralization Amount.

                                    6.    From excess  interest,  if any, to pay the Interest Carry Forward Amounts on the Mezzanine
                                          Certificates, on a sequential basis.

                                    7.    From  excess  interest,  if any, to pay the  allocated  Realized  Losses on the  Mezzanine
                                          Certificates, on a sequential basis.

                                    8.    From  excess  interest,  if any, to pay the Net WAC Rate  Carryover  Amount on the Class A
                                          Certificates and the Mezzanine  Certificates in the same order of priority as described in
                                          2 above.

                                    9.    From excess interest,  if any,  commencing on the Distribution  Date occurring in November
                                          2007, to pay the Swap  Termination  Payment (caused by a Swap Provider Trigger Event under the Swap Agreement) owed to the Swap Provider.

                                    10.   To pay any remaining amount to the Non-offered Certificates in accordance with the pooling and servicing agreement.

                                    Commencing on the Distribution Date occurring in November 2007, any Net Swap Payments on deposit in the  Supplemental  Interest  Trust will be paid after the  Available  Distribution  Amount as follows:

                                    1.    To pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider
                                          Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider.

                                    2.    To pay any unpaid  interest on the Class A  Certificates,  including  any  accrued  unpaid interest from a prior  Distribution  Date, on a pro-rata  basis and then to pay any unpaid interest  including  any accrued  unpaid  interest  from prior  Distribution  Dates to the
                                          Mezzanine Certificates, sequentially.

                                    3.    To pay any  principal  to the Class A  Certificates  and the  Mezzanine  Certificates,  in
                                          accordance with the principal payment provisions described above in an amount necessary to restore or maintain the Required Overcollateralization Amount.

                                    4.    To pay any allocated  Realized  Losses  remaining  unpaid on the  Mezzanine  Certificates, sequentially.

                                    5.    To pay the Net WAC Rate  Carryover  Amount on the Class A  Certificates  and the Mezzanine
                                          Certificates remaining unpaid in the same order of priority as described above.

                                    6.    To pay the Swap  Termination  Payment  (caused by a Swap Provider  Trigger Event under the
                                          Swap Agreement) owed to the Swap Provider.

                                    7.    To pay any remaining amount to the Class CE Certificates.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 13

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
ERISA:                              It is  expected  that the  Offered  Certificates  may be  purchased  by, or with the  assets of, employee  benefit  plans  subject to the Employee  Retirement  Income  Security Act of 1974,  as
                                    amended ("ERISA") or plans or arrangements  subject to section 4975 of the Internal Revenue Code
                                    (each, a "Plan").  Prior to the termination of the Supplemental Interest Trust, Plans or persons using assets of a Plan may purchase the Offered  Certificates  if the purchase and holding meets the  requirements  of an  investor-based  class  exemption  issued by the  Department  of Labor.
                                    Investors should consult with their counsel with respect to the consequences under ERISA and the
                                    Internal Revenue Code of a Plan's acquisition and ownership of such certificates.

Legal Investment:                   The Offered  Certificates will not constitute  "mortgage related securities" for purposes of the
                                    Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:                   One or more REMIC  elections  will be made for  designated  portions of the Trust  (exclusive of certain shortfall payments or payments from the Supplemental Interest Trust or the obligation to make payments to the Supplemental Interest Trust pursuant to the Swap Agreement).

Form of Registration:               Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:              $25,000 and integral multiples of $1 in excess thereof.
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 14

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                        Group I Cap Schedule

                     ------------------------------------------------------------------------------------
                                   Distribution Date         Group I Scheduled Cap
                                                              Notional Amount ($)         Strike Rate (%)
                     ------------------------------------------------------------------------------------
                     1                   5/25/2007                451,652,331          7.50

                     2                   6/25/2007                447,524,782          7.50

                     3                   7/25/2007                442,624,053          7.50

                     4                   8/25/2007                436,958,460          7.50

                     5                   9/25/2007                430,540,334          7.50

                     6                  10/25/2007                423,387,924          7.50

                                                        Group II Cap Schedule

                     ------------------------------------------------------------------------------------
                                                            Group II Scheduled Cap
                                Distribution Date             Notional Amount ($)         Strike Rate (%)
                     ------------------------------------------------------------------------------------
                     1                   5/25/2007                612,334,844          7.50

                     2                   6/25/2007                606,716,719          7.50

                     3                   7/25/2007                600,045,264          7.50

                     4                   8/25/2007                592,331,774          7.50

                     5                   9/25/2007                583,593,456          7.50

                     6                  10/25/2007                573,854,289          7.50

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 15

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                            Swap Schedule

------------------------------------------------------------------------------------------------------------------------------------
                                       Scheduled Swap Notional                                        Scheduled Swap Notional
               Distribution Date              Amount ($)                     Distribution Date              Amount ($)
------------------------------------------------------------------------------------------------------------------------------------
1                  5/25/2007                                 -      33           1/25/2010                      358,911,871
2                  6/25/2007                                 -      34           2/25/2010                      347,166,960
3                  7/25/2007                                 -      35           3/25/2010                      335,754,286
4                  8/25/2007                                 -      36           4/25/2010                      324,664,635
5                  9/25/2007                                 -      37           5/25/2010                      313,887,629
6                 10/25/2007                                 -      38           6/25/2010                      313,887,629
7                 11/25/2007                       917,668,665      39           7/25/2010                      313,664,633
8                 12/25/2007                       897,576,981      40           8/25/2010                      304,910,457
9                  1/25/2008                       876,010,775      41           9/25/2010                      296,402,853
10                 2/25/2008                       853,165,450      42           10/25/2010                     288,134,791
11                 3/25/2008                       829,880,833      43           11/25/2010                     280,099,387
12                 4/25/2008                       807,178,460      44           12/25/2010                     272,290,024
13                 5/25/2008                       785,054,766      45           1/25/2011                      264,700,288
14                 6/25/2008                       763,494,986      46           2/25/2011                      257,323,972
15                 7/25/2008                       742,484,727      47           3/25/2011                      250,155,018
16                 8/25/2008                       722,009,969      48           4/25/2011                      243,187,552
17                 9/25/2008                       702,057,046      49           5/25/2011                      236,415,847
18                10/25/2008                       682,595,230      50           6/25/2011                      229,834,355
19                11/25/2008                       663,548,419      51           7/25/2011                      223,437,690
20                12/25/2008                       644,842,505      52           8/25/2011                      217,220,624
21                 1/25/2009                       625,127,459      53           9/25/2011                      211,178,065
22                 2/25/2009                       595,758,684      54           10/25/2011                     205,305,073
23                 3/25/2009                       553,157,642      55           11/25/2011                     199,596,848
24                 4/25/2009                       513,515,040      56           12/25/2011                     194,048,729
25                 5/25/2009                       477,694,267      57           1/25/2012                      188,656,163
26                 6/25/2009                       451,402,663      58           2/25/2012                      183,414,021
27                 7/25/2009                       436,910,783      59           3/25/2012                      178,311,779
28                 8/25/2009                       422,958,282      60           4/25/2012                      173,326,384
29                 9/25/2009                       409,403,409
30                10/25/2009                       663,548,419
31                11/25/2009                       644,842,505
32                12/25/2009                       625,127,459
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                             To 10% Call

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           A-1           Avg Life (years)           21.23          3.88          1.94          1.34          1.12
                         First Payment Date        May-07        May-07        May-07        May-07        May-07
                         Last Payment Date         Jan-37        Mar-20        Jan-14        Dec-09        Apr-09

           A-2A          Avg Life (years)           15.70          1.54          1.00          0.83          0.68
                         First Payment Date        May-07        May-07        May-07        May-07        May-07
                         Last Payment Date         Dec-29        Mar-10        Feb-09        Nov-08        Jul-08

           A-2B          Avg Life (years)           24.57          3.90          2.00          1.77          1.47
                         First Payment Date        Dec-29        Mar-10        Feb-09        Nov-08        Jul-08
                         Last Payment Date         Jun-34        Jan-13        Aug-09        Mar-09        Jan-09

           A-2C          Avg Life (years)           28.72          8.30          3.00          2.05          1.83
                         First Payment Date        Jun-34        Jan-13        Aug-09        Mar-09        Jan-09
                         Last Payment Date         Jan-37        May-19        Jul-13        Aug-09        Mar-09

           A-2D          Avg Life (years)           29.74         12.84          6.70          2.45          1.96
                         First Payment Date        Jan-37        May-19        Jul-13        Aug-09        Mar-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        Dec-09        Apr-09

           M-1           Avg Life (years)           28.43          8.47          5.47          4.76          3.48
                         First Payment Date        Oct-32        Apr-11        Oct-11        Dec-09        Apr-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-2           Avg Life (years)           28.43          8.47          5.01          4.80          3.46
                         First Payment Date        Sep-32        Apr-11        Apr-11        Jul-11        May-10
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-3           Avg Life (years)           28.43          8.47          4.84          4.29          3.10
                         First Payment Date        Sep-32        Apr-11        Jan-11        Feb-11        Jan-10
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10
           -------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 17

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                       To 10% Call (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           M-4           Avg Life (years)           28.43          8.47          4.75          4.07          2.94
                         First Payment Date        Sep-32        Apr-11        Nov-10        Nov-10        Nov-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-5           Avg Life (years)           28.43          8.47          4.69          3.93          2.84
                         First Payment Date        Sep-32        Apr-11        Oct-10        Aug-10        Sep-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-6           Avg Life (years)           28.43          8.47          4.65          3.82          2.77
                         First Payment Date        Sep-32        Apr-11        Sep-10        Jul-10        Aug-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-7           Avg Life (years)           28.42          8.47          4.62          3.75          2.71
                         First Payment Date        Aug-32        Apr-11        Aug-10        May-10        Jul-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-8           Avg Life (years)           28.42          8.47          4.59          3.69          2.67
                         First Payment Date        Aug-32        Apr-11        Jul-10        Apr-10        Jun-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10

           M-9           Avg Life (years)           28.42          8.47          4.57          3.65          2.65
                         First Payment Date        Aug-32        Apr-11        Jun-10        Mar-10        May-09
                         Last Payment Date         Jan-37        Mar-20        Jan-14        May-12        Dec-10
           -------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 18

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                             To Maturity

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           A-1           Avg Life (years)           21.23          4.15          2.11          1.34          1.12
                         First Payment Date        May-07        May-07        May-07        May-07        May-07
                         Last Payment Date         Feb-37        Oct-33        Oct-22        Dec-09        Apr-09

           A-2A          Avg Life (years)           15.70          1.54          1.00          0.83          0.68
                         First Payment Date        May-07        May-07        May-07        May-07        May-07
                         Last Payment Date         Dec-29        Mar-10        Feb-09        Nov-08        Jul-08

           A-2B          Avg Life (years)           24.57          3.90          2.00          1.77          1.47
                         First Payment Date        Dec-29        Mar-10        Feb-09        Nov-08        Jul-08
                         Last Payment Date         Jun-34        Jan-13        Aug-09        Mar-09        Jan-09

           A-2C          Avg Life (years)           28.72          8.30          3.00          2.05          1.83
                         First Payment Date        Jun-34        Jan-13        Aug-09        Mar-09        Jan-09
                         Last Payment Date         Jan-37        May-19        Jul-13        Aug-09        Mar-09

           A-2D          Avg Life (years)           29.75         16.37          9.01          2.45          1.96
                         First Payment Date        Jan-37        May-19        Jul-13        Aug-09        Mar-09
                         Last Payment Date         Feb-37        Jan-33        Feb-22        Dec-09        Apr-09

           M-1           Avg Life (years)           28.44          9.31          6.00          6.99          5.16
                         First Payment Date        Oct-32        Apr-11        Oct-11        Dec-09        Apr-09
                         Last Payment Date         Feb-37        Oct-31        Jun-21        May-19        Mar-16

           M-2           Avg Life (years)           28.43          9.29          5.54          5.26          3.80
                         First Payment Date        Sep-32        Apr-11        Apr-11        Jul-11        May-10
                         Last Payment Date         Feb-37        Sep-30        Oct-20        Aug-17        Nov-14

           M-3           Avg Life (years)           28.43          9.28          5.35          4.69          3.40
                         First Payment Date        Sep-32        Apr-11        Jan-11        Feb-11        Jan-10
                         Last Payment Date         Feb-37        Nov-29        Mar-20        Feb-17        Jul-14
           -------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 19

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                          Sensitivity Table
                                                       To Maturity (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
           -------------------------------------------------------------------------------------------------------
           M-4           Avg Life (years)           28.43          9.26          5.25          4.46          3.23
                         First Payment Date        Sep-32        Apr-11        Nov-10        Nov-10        Nov-09
                         Last Payment Date         Feb-37        Mar-29        Sep-19        Oct-16        Apr-14

           M-5           Avg Life (years)           28.43          9.23          5.18          4.30          3.12
                         First Payment Date        Sep-32        Apr-11        Oct-10        Aug-10        Sep-09
                         Last Payment Date         Feb-37        Jul-28        Apr-19        Jun-16        Jan-14

           M-6           Avg Life (years)           28.43          9.20          5.12          4.18          3.04
                         First Payment Date        Sep-32        Apr-11        Sep-10        Jul-10        Aug-09
                         Last Payment Date         Feb-37        Oct-27        Oct-18        Feb-16        Sep-13

           M-7           Avg Life (years)           28.43          9.16          5.06          4.09          2.97
                         First Payment Date        Aug-32        Apr-11        Aug-10        May-10        Jul-09
                         Last Payment Date         Feb-37        Jan-27        Apr-18        Sep-15        Jun-13

           M-8           Avg Life (years)           28.43          9.10          4.99          4.00          2.91
                         First Payment Date        Aug-32        Apr-11        Jul-10        Apr-10        Jun-09
                         Last Payment Date         Feb-37        Feb-26        Sep-17        Mar-15        Feb-13

           M-9           Avg Life (years)           28.43          9.01          4.92          3.92          2.85
                         First Payment Date        Aug-32        Apr-11        Jun-10        Mar-10        May-09
                         Last Payment Date         Feb-37        Dec-24        Jan-17        Sep-14        Sep-12
           -------------------------------------------------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 20

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

      -------------------------------------         -------------------------------------
      Class A-1 Effective Net WAC Schedule*         Class A-1 Effective Net WAC Schedule*

                             Effective Net                                 Effective Net
      Period       Date         WAC (%)             Period      Date          WAC (%)
      -------------------------------------         -------------------------------------
         1      5/25/2007        21.713               46      2/25/2011        24.898
         2      6/25/2007        19.929               47      3/25/2011        25.746
         3      7/25/2007        20.176               48      4/25/2011        24.961
         4      8/25/2007        19.927               49      5/25/2011        25.196
         5      9/25/2007        19.926               50      6/25/2011        24.948
         6      10/25/2007       20.173               51      7/25/2011        25.200
         7      11/25/2007       21.609               52      8/25/2011        24.960
         8      12/25/2007       21.684               53      9/25/2011        24.995
         9      1/25/2008        21.566               54     10/25/2011        25.232
        10      2/25/2008        21.541               55     11/25/2011        24.981
        11      3/25/2008        21.714               56     12/25/2011        25.216
        12      4/25/2008        21.488               57      1/25/2012        24.974
        13      5/25/2008        21.557               58      2/25/2012        25.007
        14      6/25/2008        21.432               59      3/25/2012        25.544
        15      7/25/2008        21.500               60      4/25/2012        25.034
        16      8/25/2008        21.373               61      5/25/2012        12.042
        17      9/25/2008        21.342               62      6/25/2012        11.646
        18      10/25/2008       21.412               63      7/25/2012        12.029
        19      11/25/2008       21.286               64      8/25/2012        11.647
        20      12/25/2008       21.356               65      9/25/2012        11.652
        21      1/25/2009        21.471               66     10/25/2012        12.034
        22      2/25/2009        21.862               67     11/25/2012        11.639
        23      3/25/2009        23.456               68     12/25/2012        12.019
        24      4/25/2009        22.818               69      1/25/2013        11.625
        25      5/25/2009        22.864               70      2/25/2013        11.631
        26      6/25/2009        22.604               71      3/25/2013        12.882
        27      7/25/2009        22.829               72      4/25/2013        11.629
        28      8/25/2009        22.771               73      5/25/2013        12.009
        29      9/25/2009        23.093               74      6/25/2013        11.614
        30      10/25/2009       23.227               75      7/25/2013        11.995
        31      11/25/2009       22.980               76      8/25/2013        11.613
        32      12/25/2009       23.110               77      9/25/2013        11.617
        33      1/25/2010        22.978               78     10/25/2013        11.997
        34      2/25/2010        23.094               79     11/25/2013        11.602
        35      3/25/2010        24.241               80     12/25/2013        11.981
        36      4/25/2010        23.468               81      1/25/2014        11.586
        37      5/25/2010        23.618                                                         *PPC: 100% (ARM); PPC: 100%
        38      6/25/2010        23.757                                                         (Fixed)
        39      7/25/2010        24.446                                                         *1 Month LIBOR: 20%
        40      8/25/2010        24.394
        41      9/25/2010        24.804                                                         *6 Month Libor: 20%
        42      10/25/2010       25.039
        43      11/25/2010       24.797                                                         *Includes Net Swap Payments
        44      12/25/2010       25.028                                                         received from the Swap Provider
        45      1/25/2011        24.853                                                         *Includes Cap proceeds
      -------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 21

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------      ----------------------------------------
      Class A-2 Effective Net WAC Schedule*         Class A-2 Effective Net WAC Schedule*

                             Effective Net                                 Effective Net
      Period       Date         WAC (%)             Period      Date          WAC (%)
      -------------------------------------         -------------------------------------
         1      5/25/2007      21.636                 46      2/25/2011      25.341
         2      6/25/2007      19.866                 47      3/25/2011      26.200
         3      7/25/2007      20.110                 48      4/25/2011      25.375
         4      8/25/2007      19.863                 49      5/25/2011      25.627
         5      9/25/2007      19.861                 50      6/25/2011      25.367
         6      10/25/2007     20.105                 51      7/25/2011      25.632
         7      11/25/2007     21.543                 52      8/25/2011      25.397
         8      12/25/2007     21.616                 53      9/25/2011      25.418
         9      1/25/2008      21.500                 54     10/25/2011      25.673
        10      2/25/2008      21.476                 55     11/25/2011      25.411
        11      3/25/2008      21.645                 56     12/25/2011      25.664
        12      4/25/2008      21.424                 57      1/25/2012      25.405
        13      5/25/2008      21.492                 58      2/25/2012      25.419
        14      6/25/2008      21.370                 59      3/25/2012      25.974
        15      7/25/2008      21.437                 60      4/25/2012      25.433
        16      8/25/2008      21.312                 61      5/25/2012      12.458
        17      9/25/2008      21.282                 62      6/25/2012      12.052
        18      10/25/2008     21.349                 63      7/25/2012      12.450
        19      11/25/2008     21.223                 64      8/25/2012      12.050
        20      12/25/2008     21.309                 65      9/25/2012      12.053
        21      1/25/2009      21.262                 66     10/25/2012      12.450
        22      2/25/2009      22.314                 67     11/25/2012      12.044
        23      3/25/2009      23.533                 68     12/25/2012      12.441
        24      4/25/2009      22.898                 69      1/25/2013      12.035
        25      5/25/2009      22.958                 70      2/25/2013      12.036
        26      6/25/2009      22.711                 71      3/25/2013      13.329
        27      7/25/2009      22.880                 72      4/25/2013      12.035
        28      8/25/2009      23.082                 73      5/25/2013      12.431
        29      9/25/2009      23.279                 74      6/25/2013      12.025
        30      10/25/2009     23.420                 75      7/25/2013      12.421
        31      11/25/2009     23.168                 76      8/25/2013      12.021
        32      12/25/2009     23.315                 77      9/25/2013      12.024
        33      1/25/2010      23.113                 78     10/25/2013      12.420
        34      2/25/2010      23.529                 79     11/25/2013      12.014
        35      3/25/2010      24.531                 80     12/25/2013      12.410
        36      4/25/2010      23.735                 81      1/25/2014      12.004
        37      5/25/2010      23.895                                                             *PPC: 100% (ARM); PPC: 100%
        38      6/25/2010      24.035                                                             (Fixed)
        39      7/25/2010      24.674                                                             *1 Month LIBOR: 20%
        40      8/25/2010      24.886
        41      9/25/2010      25.158                                                             *6 Month Libor: 20%
        42      10/25/2010     25.407
        43      11/25/2010     25.155                                                             *Includes Net Swap Payments
        44      12/25/2010     25.408                                                             received from the Swap Provider
        45      1/25/2011      25.199                                                             *Includes Cap proceeds
      -------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 22

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------      ----------------------------------------
      Class M Effective Net WAC Schedule*           Class M Effective Net WAC
                                                                  Schedule*

                             Effective Net                                 Effective Net
      Period       Date         WAC (%)             Period      Date          WAC (%)
     ----------------------------------------      ----------------------------------------
         1      5/25/2007        21.669               46      2/25/2011      25.153
         2      6/25/2007        19.893               47      3/25/2011      26.007
         3      7/25/2007        20.138               48      4/25/2011      25.199
         4      8/25/2007        19.890               49      5/25/2011      25.444
         5      9/25/2007        19.889               50      6/25/2011      25.189
         6      10/25/2007       20.134               51      7/25/2011      25.449
         7      11/25/2007       21.571               52      8/25/2011      25.212
         8      12/25/2007       21.644               53      9/25/2011      25.239
         9      1/25/2008        21.528               54     10/25/2011      25.486
        10      2/25/2008        21.503               55     11/25/2011      25.229
        11      3/25/2008        21.674               56     12/25/2011      25.474
        12      4/25/2008        21.451               57      1/25/2012      25.222
        13      5/25/2008        21.519               58      2/25/2012      25.245
        14      6/25/2008        21.396               59      3/25/2012      25.792
        15      7/25/2008        21.463               60      4/25/2012      25.264
        16      8/25/2008        21.338               61      5/25/2012      12.282
        17      9/25/2008        21.308               62      6/25/2012      11.880
        18      10/25/2008       21.376               63      7/25/2012      12.272
        19      11/25/2008       21.249               64      8/25/2012      11.880
        20      12/25/2008       21.329               65      9/25/2012      11.884
        21      1/25/2009        21.351               66     10/25/2012      12.275
        22      2/25/2009        22.122               67     11/25/2012      11.873
        23      3/25/2009        23.500               68     12/25/2012      12.261
        24      4/25/2009        22.864               69      1/25/2013      11.859
        25      5/25/2009        22.918               70      2/25/2013      11.862
        26      6/25/2009        22.665               71      3/25/2013      13.137
        27      7/25/2009        22.858               72      4/25/2013      11.860
        28      8/25/2009        22.950               73      5/25/2013      12.249
        29      9/25/2009        23.200               74      6/25/2013      11.848
        30      10/25/2009       23.338               75      7/25/2013      12.237
        31      11/25/2009       23.088               76      8/25/2013      11.846
        32      12/25/2009       23.228               77      9/25/2013      11.849
        33      1/25/2010        23.055               78     10/25/2013      12.238
        34      2/25/2010        23.344               79     11/25/2013      11.837
        35      3/25/2010        24.408               80     12/25/2013      12.225
        36      4/25/2010        23.621               81      1/25/2014      11.824
        37      5/25/2010        23.778                                                           *PPC: 100% (ARM); PPC: 100%
        38      6/25/2010        23.917                                                           (Fixed)
        39      7/25/2010        24.578                                                           *1 Month LIBOR: 20%
        40      8/25/2010        24.678
        41      9/25/2010        25.008                                                           *6 Month Libor: 20%
        42      10/25/2010       25.251
        43      11/25/2010       25.003                                                           *Includes Net Swap Payments
        44      12/25/2010       25.247                                                           received from the Swap Provider
        45      1/25/2011        25.052                                                           *Includes Cap proceeds
     ----------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                                           Excess Spread*
                                 (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

------------------------------------------------------------------------------------------------------------------------------------
                   Excess                                 Excess                    Excess                                 Excess
                 Spread in                              Spread in                 Spread in                              Spread in
                    bp         1 Month      6 Month        bp                        bp         1 Month      6 Month        bp
                  (Static      Forward      Forward     (Forward                   (Static      Forward      Forward     (Forward
   Period          LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)     Period         LIBOR)      LIBOR (%)    LIBOR (%)     LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
      1             303          5.3200       5.3606       303          45           497         4.9070       4.9942        468
      2             196          5.3368       5.3347       195          46           499         4.9079       5.0127        471
      3             212          5.3466       5.3004       210          47           509         4.9064       5.0339        483
      4             196          5.2938       5.2571       198          48           500         4.9107       5.0530        475
      5             196          5.2701       5.2006       200          49           503         5.0109       5.0724        478
      6             212          5.2386       5.1406       219          50           500         5.0145       5.0761        475
      7             239          5.1666       5.0755       238          51           503         5.0173       5.0782        479
      8             238          5.1295       5.0290       237          52           500         5.0214       5.0813        478
      9             239          5.0935       4.9800       237          53           500         5.0237       5.0841        480
      10            239          4.9530       4.9257       235          54           504         5.0258       5.0857        483
      11            238          4.9145       4.8937       239          55           501         5.0292       5.0884        480
      12            239          4.8778       4.8605       235          56           504         5.0310       5.1010        483
      13            238          4.8793       4.8258       236          57           501         5.0336       5.1140        481
      14            239          4.8396       4.7863       234          58           504         5.0363       5.1266        485
      15            238          4.7981       4.7446       236          59           513         5.0373       5.1404        496
      16            239          4.7569       4.7040       234          60           507         5.0399       5.1536        490
      17            239          4.7168       4.6648       234          61           485         5.1036       5.1675        487
      18            238          4.6749       4.6228       236          62           466         5.1069       5.1701        469
      19            239          4.6385       4.5869       234          63           485         5.1095       5.1725        487
      20            239          4.5986       4.6135       237          64           467         5.1129       5.1764        471
      21            254          4.5585       4.6497       250          65           468         5.1158       5.1782        473
      22            336          4.5223       4.6849       332          66           486         5.1189       5.1795        491
      23            441          4.4849       4.7290       433          67           468         5.1216       5.1823        473
      24            432          4.4495       4.7754       425          68           486         5.1232       5.1904        490
      25            434          4.8006       4.8276       427          69           467         5.1266       5.2000        472
      26            431          4.7925       4.8191       423          70           467         5.1282       5.2094        473
      27            438          4.7826       4.8094       428          71           523         5.1290       5.2182        528
      28            459          4.7748       4.8015       437          72           467         5.1328       5.2280        473
      29            482          4.7662       4.7930       448          73           485         5.1743       5.2374        487
      30            485          4.7568       4.7831       451          74           466         5.1770       5.2399        469
      31            481          4.7489       4.7749       448          75           485         5.1798       5.2416        486
      32            485          4.7402       4.8003       451          76           466         5.1817       5.2440        469
      33            483          4.7315       4.8298       449          77           465         5.1837       5.2457        469
      34            489          4.7235       4.8579       455          78           484         5.1857       5.2462        487
      35            514          4.7134       4.8924       479          79           465         5.1876       5.2482        468
      36            503          4.7191       4.9234       469          80           483         5.1888       5.2626        486
      37            507          4.9017       4.9552       472          81           464         5.1912       5.2786        468
      38            487          4.9034       4.9569       453
      39            479          4.9036       4.9565       445
      40            480          4.9046       4.9574       448
      41            486          4.9053       4.9585       456
      42            492          4.9055       4.9575       463
      43            492          4.9070       4.9578       462
      44            498          4.9064       4.9772       468
------------------------------------------------------------------------------------------------------------------------------------
*Includes Net Swap Payments received from and paid to the Swap Provider

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                         Breakeven CDR Table for the Mezzanine Certificates
                                         --------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

- The Pricing Prepayment Assumption is applied

- 10% cleanup call is not exercised

- Forward Curves

- 40% Severity

- Interest & Principal advancing

- 6 month recovery lag

- Triggers Failing

- Defaults are in addition to prepayments

The table below displays the Constant Default Rate ("CDR") and the related cumulative collateral loss before the referenced Class incurs a writedown.

                     ---------------------------------------------------------------

                     Class           CDR Break-Even (%)          Cumulative Loss (%)
                     ---------------------------------------------------------------
                      M-1                   44.44                        26.96
                      M-2                   33.64                        23.21
                      M-3                   28.32                        20.96
                      M-4                   23.96                        18.88
                      M-5                   20.24                        16.87
                      M-6                   17.35                        15.16
                      M-7                   14.84                        13.53
                      M-8                   12.72                        12.04
                      M-9                   11.34                        11.00

                     ---------------------------------------------------------------

The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY - AGGREGATE POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                4,748          Index Type:
Aggregate Principal Balance:                    $1,063,987,175                6 Month LIBOR:                                  84.66%
Conforming Principal Balance Loans:               $771,536,847                Fixed Rate:                                     15.34%
Average Principal Balance:                            $224,092          W.A. Initial Periodic Cap**:                          2.728%
     Range:                               $12,022 - $1,198,632          W.A. Subsequent Periodic Cap**:                       1.015%
W.A. Coupon:                                            8.154%          W.A. Lifetime Rate Cap**:                             6.031%
     Range:                                   5.250% - 19.000%          Property Type:
W.A. Gross Margin**:                                    6.150%                Single Family:                                  72.48%
     Range:                                    2.000% - 9.275%                PUD:                                            14.80%
W.A. Remaining Term (months):                              347                2-4 Family:                                      6.74%
     Range (months):                                 118 - 475                Condo:                                           5.94%
W.A. Seasoning (months):                                     3                Townhouse:                                       0.04%
Latest Maturity Date:                         November 1, 2046
State Concentration (Top 5):                                            Occupancy Status:
      California:                                       49.08%                Primary:                                        94.16%
        Florida:                                        11.11%                Investment:                                      4.40%
        Arizona:                                         7.46%                Second Home:                                     1.44%
        New York:                                        4.64%          Documentation Status:
        Washington:                                      3.72%                Full:                                           40.03%
W.A. Original Combined LTV:                             82.83%                Stated:                                         56.85%
     Range:                                   11.46% - 100.00%                Limited:                                         0.90%
First Liens:                                            94.02%                No Documentation:                                2.23%
Second Liens:                                            5.98%          Non-Zero W.A. Prepayment Penalty - Term (months):         25
Non-Balloon Loans:                                      71.26%          Loans with Prepay Penalties:                          80.57%
Non-Zero W.A. FICO Score:                                  637          Interest Only Loans:                                  35.26%
------------------------------------------------------------------------------------------------------------------------------------                                                                        Non-Zero W.A. Interest Only Term (months):                60

  *  Subject to a permitted variance of  +/- 5%
  ** ARM loans only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                                Number of               Aggregate         % of Aggregate                       W.A.          W.A.
                            Initial Mortgage            Remaining            Remaining           W.A.        Non-Zero      Original
Originator                        Loans            Principal Balance ($) Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
DB Home Lending LLC                      2,627           652,965,406              61.37           7.916          646         82.86
ResMAE                                     692           129,552,138              12.18           8.745          621         84.84
MortgageIT, Inc.                           352            86,183,674               8.10           8.085          617         82.99
First Street Financial, Inc                201            53,806,819               5.06           8.149          608         74.99
Other                                      876           141,479,138              13.30           8.752          629         83.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   4,748         1,063,987,175             100.00           8.154          637         82.83
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Collateral Type*
------------------------------------------------------------------------------------------------------------------------------------
                                        Number of         Aggregate         % of Aggregate                       W.A.        W.A.
                                         Initial          Remaining            Remaining           W.A.        Non-Zero    Original
                                        Mortgage      Principal Balance         Principal         Coupon         FICO        CLTV
Collateral Type                           Loans              ($)                 Balance           (%)                        (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                               16               950,773               0.09         10.061          612      72.23
Fixed - 20 Year                                3               339,914               0.03          7.454          623      54.80
Fixed - 20 Year IO                             1               780,000               0.07          8.650          630      65.00
Fixed - 25 Year                                2               124,269               0.01         10.802          642      74.19
Fixed - 30 Year                              340            57,147,241               5.37          7.964          646      78.48
Fixed - 30 Year IO                            21             5,790,589               0.54          7.561          651      83.40
Fixed - 40 Year                                1               126,861               0.01          8.975          596      65.13
Fixed - 30/40 - 10 Year**                      8             2,045,498               0.19          7.932          625      78.96
Balloon - 10/30                                1                37,958               0.00         12.000          676     100.00
Balloon - 15/30                              956            58,962,632               5.54         11.768          640      99.10
Balloon - 20/30                                5               224,055               0.02         10.748          659      97.65
Balloon - 30/40                              103            28,767,256               2.70          7.753          630      81.74
Balloon - 30/50                               34             7,969,781               0.75          7.496          604      74.98

------------------------------------------------------------------------------------------------------------------------------------
* Collateral Type continued on next page
** Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Type (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                     Number of             Aggregate          % of Aggregate       W.A.        W.A.           W.A.
                                  Initial Mortgage         Remaining             Remaining        Coupon     Non-Zero       Original
Collateral Type                        Loans         Principal Balance ($)   Principal Balance     (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                                  5                757,299                 0.07     8.783           612           74.72
ARM - 6 Month 30/50 Balloon                    1                253,718                 0.02     8.000           649          100.00
ARM - 1 Year/6 Month                           2                852,178                 0.08    11.593           587           96.29
ARM - 1 Year/6 Month IO                        1                627,000                 0.06     7.875           634           95.00
ARM - 1 Year/6 Month 30/40 Balloon             2                529,905                 0.05     7.905           614           91.95
ARM - 1 Year/6 Month 30/50 Balloon             2                693,209                 0.07     8.365           585           82.78
ARM - 2 Year/6 Month                         778            155,725,907                14.64     8.416           616           82.25
ARM - 2 Year/6 Month IO                      907            314,158,394                29.53     7.594           658           82.30
ARM - 2 Year/6 Month 30/40 Balloon           395            104,671,441                 9.84     8.350           609           82.84
ARM - 2 Year/6 Month 30/40 - 10 Year**       549            142,118,850                13.36     8.006           629           81.69
ARM - 2 Year/6 Month 30/50 Balloon           294             88,211,824                 8.29     8.220           626           82.63
ARM - 3 Year/6 Month                          36              6,650,850                 0.63     8.431           619           79.14
ARM - 3 Year/6 Month IO                      101             35,530,089                 3.34     7.363           667           81.89
ARM - 3 Year/6 Month 30/40 Balloon            30              8,247,522                 0.78     8.029           616           83.24
ARM - 3 Year/6 Month 30/40 - 10 Year**        48             12,027,338                 1.13     7.569           621           78.73
ARM - 3 Year/6 Month 30/50 Balloon            12              3,199,131                 0.30     8.127           611           82.60
ARM - 5 Year/6 Month                          18              4,125,611                 0.39     7.654           665           77.52
ARM - 5 Year/6 Month IO                       59             18,273,978                 1.72     7.047           671           80.97
ARM - 5 Year/6 Month 30/40 Balloon             3                544,074                 0.05     8.027           632           78.90
ARM - 5 Year/6 Month 30/50 Balloon            14              3,522,030                 0.33     7.750           639           82.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     4,748          1,063,987,175               100.00     8.154           637           82.83
------------------------------------------------------------------------------------------------------------------------------------
** Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
IO Terms (mos.)           Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                   Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                    3,658              688,827,124                 64.74           8.484         624         83.18
24                                      19                6,171,470                  0.58           7.820         632         83.38
36                                       1                  139,954                  0.01           7.955         624         80.00
60                                   1,066              368,091,427                 34.60           7.543         659         82.21
120                                      4                  757,200                  0.07           7.625         666         68.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                               4,748            1,063,987,175                100.00           8.154         637         82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 28

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                              Number of             Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at       Initial Mortgage         Remaining             Remaining            W.A.         Non-Zero      Original
Origination ($)                 Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        493              17,811,870                 1.67           11.625          633         97.08
50,000.01 - 100,000.00                  729              53,775,490                 5.05           10.774          623         91.47
100,000.01 - 150,000.00                 640              80,655,677                 7.58            9.070          618         82.02
150,000.01 - 200,000.00                 699             122,056,793                11.47            8.225          630         80.50
200,000.01 - 250,000.00                 453             101,515,416                 9.54            8.128          629         81.43
250,000.01 - 300,000.00                 411             113,049,597                10.63            7.815          632         81.27
300,000.01 - 350,000.00                 342             110,925,108                10.43            7.762          637         82.40
350,000.01 - 400,000.00                 301             112,506,904                10.57            7.818          640         81.86
400,000.01 - 450,000.00                 206              87,401,604                 8.21            7.770          637         83.38
450,000.01 - 500,000.00                 150              71,008,714                 6.67            7.596          654         82.54
500,000.01 - 550,000.00                 129              67,877,930                 6.38            7.628          651         82.42
550,000.01 - 600,000.00                  88              50,636,071                 4.76            7.788          640         84.29
600,000.01 - 650,000.00                  46              28,755,475                 2.70            7.558          661         85.14
650,000.01 - 700,000.00                  23              15,540,695                 1.46            7.872          658         85.41
700,000.01 - 750,000.00                  18              13,020,515                 1.22            7.707          638         80.89
750,000.01 - 800,000.00                   8               6,222,366                 0.58            7.676          686         77.89
800,000.01 - 850,000.00                   1                 828,000                 0.08            8.450          620         83.64
850,000.01 - 900,000.00                   5               4,345,585                 0.41            7.676          677         82.97
900,000.01 - 950,000.00                   1                 907,503                 0.09            6.990          624         90.00
950,000.01 - 1,000,000.00                 4               3,947,230                 0.37            7.873          670         77.53
1,000,000.01 or greater                   1               1,198,632                 0.11            7.030          613         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                4,748           1,063,987,175               100.00            8.154          637         82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                              Number of            Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal            Initial             Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)                Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        497             17,974,807                  1.69          11.618            633        97.06
50,000.01 - 100,000.00                  728             53,912,294                  5.07          10.762            622        91.33
100,000.01 - 150,000.00                 639             80,655,559                  7.58           9.066            618        82.08
150,000.01 - 200,000.00                 700            122,355,934                 11.50           8.224            629        80.49
200,000.01 - 250,000.00                 452            101,415,845                  9.53           8.129            628        81.32
250,000.01 - 300,000.00                 409            112,550,403                 10.58           7.816            632        81.38
300,000.01 - 350,000.00                 344            111,624,350                 10.49           7.761            637        82.37
350,000.01 - 400,000.00                 299            111,807,662                 10.51           7.820            640        81.89
400,000.01 - 450,000.00                 206             87,401,604                  8.21           7.770            637        83.38
450,000.01 - 500,000.00                 150             71,008,714                  6.67           7.596            654        82.54
500,000.01 - 550,000.00                 129             67,877,930                  6.38           7.628            651        82.42
550,000.01 - 600,000.00                  88             50,636,071                  4.76           7.788            640        84.29
600,000.01 - 650,000.00                  46             28,755,475                  2.70           7.558            661        85.14
650,000.01 - 700,000.00                  23             15,540,695                  1.46           7.872            658        85.41
700,000.01 - 750,000.00                  18             13,020,515                  1.22           7.707            638        80.89
750,000.01 - 800,000.00                   8              6,222,366                  0.58           7.676            686        77.89
800,000.01 - 850,000.00                   1                828,000                  0.08           8.450            620        83.64
850,000.01 - 900,000.00                   5              4,345,585                  0.41           7.676            677        82.97
900,000.01 - 950,000.00                   1                907,503                  0.09           6.990            624        90.00
950,000.01 - 1,000,000.00                 4              3,947,230                  0.37           7.873            670        77.53
1,000,000.01 or greater                   1              1,198,632                  0.11           7.030            613        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                4,748          1,063,987,175                100.00           8.154            637        82.83
------------------------------------------------------------------------------------------------------------------------------------

                                                           Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                               % of Aggregate        W.A.        W.A.         W.A.
                                  Number of           Aggregate Remaining         Remaining         Coupon     Non-Zero     Original
Months Remaining            Initial Mortgage Loans   Principal Balance ($)    Principal Balance      (%)         FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                        1                  37,958                 0.00      12.000          676       100.00
121 - 180                                     972              59,913,405                 5.63      11.741          639        98.67
181 - 240                                       9               1,343,969                 0.13       8.697          633        67.86
241 - 300                                       2                 124,269                 0.01      10.802          642        74.19
301 - 360                                   3,763           1,002,440,711                94.22       7.938          636        81.91
Greater than or equal to 361                    1                 126,861                 0.01       8.975          596        65.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,748           1,063,987,175               100.00       8.154          637        82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.         W.A.
                             Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)     Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                2                 859,014                 0.08         5.250         761         59.20
5.500 - 5.999                               23               9,234,594                 0.87         5.805         707         73.06
6.000 - 6.499                              127              42,589,758                 4.00         6.263         666         77.60
6.500 - 6.999                              424             137,247,872                12.90         6.781         667         80.03
7.000 - 7.499                              614             187,989,486                17.67         7.209         655         80.67
7.500 - 7.999                              707             197,338,580                18.55         7.741         647         81.43
8.000 - 8.499                              556             152,229,957                14.31         8.185         624         82.12
8.500 - 8.999                              438             109,843,037                10.32         8.721         613         83.91
9.000 - 9.499                              317              69,784,512                 6.56         9.183         601         85.15
9.500 - 9.999                              285              50,346,078                 4.73         9.715         587         85.88
10.000 - 10.499                            171              27,091,268                 2.55        10.170         590         87.11
10.500 - 10.999                            144              16,434,958                 1.54        10.743         605         88.71
11.000 - 11.499                            273              20,238,425                 1.90        11.098         633         95.67
11.500 - 11.999                            137              10,176,534                 0.96        11.696         627         91.19
12.000 - 12.499                            278              17,378,896                 1.63        12.058         626         98.35
12.500 - 12.999                             45               2,595,105                 0.24        12.741         605         96.81
13.000 - 13.499                            194              12,123,652                 1.14        13.003         621         99.71
13.500 - 13.999                              3                 120,286                 0.01        13.720         669         96.65
14.000 - 14.499                              4                 136,246                 0.01        14.057         635        100.00
14.500 - 14.999                              3                 124,195                 0.01        14.808         606        100.00
15.000 - 15.499                              1                  31,359                 0.00        15.000         584        100.00
18.000 - 18.499                              1                  27,788                 0.00        18.250         759        100.00
19.000 - 19.499                              1                  45,576                 0.00        19.000         733        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   4,748           1,063,987,175               100.00         8.154         637         82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined              Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value               Initial Mortgage         Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                        Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                97              15,095,112                  1.42          8.261          595        41.81
50.01 - 55.00                              30               6,091,604                  0.57          7.711          603        52.92
55.01 - 60.00                              59              13,010,228                  1.22          7.971          589        57.82
60.01 - 65.00                              97              23,168,291                  2.18          7.867          604        63.31
65.01 - 70.00                             151              34,868,784                  3.28          8.025          595        68.79
70.01 - 75.00                             203              51,481,309                  4.84          8.056          605        74.14
75.01 - 80.00                           1,776             501,590,374                 47.14          7.595          652        79.85
80.01 - 85.00                             305              80,485,023                  7.56          7.998          614        84.30
85.01 - 90.00                             515             138,392,518                 13.01          8.316          627        89.60
90.01 - 95.00                             330              85,228,545                  8.01          8.542          640        94.69
95.01 - 100.00                          1,185             114,575,387                 10.77         10.399          640        99.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,748           1,063,987,175                100.00          8.154          637        82.83
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.        W.A.
FICO Score                        Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero    Original
At Origination              Initial Mortgage Loans  Principal Balance ($)  Principal Balance   Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 499                                          1                110,538               0.01         12.000        491        70.00
500 - 524                                      173             36,451,018               3.43          9.459        512        72.18
525 - 549                                      187             34,148,781               3.21          9.069        538        74.22
550 - 574                                      235             55,113,987               5.18          8.597        562        79.01
575 - 599                                      520            101,984,360               9.59          8.704        588        83.56
600 - 624                                      868            184,343,268              17.33          8.313        613        84.99
625 - 649                                    1,216            245,329,895              23.06          8.285        637        84.26
650 - 674                                      737            179,147,271              16.84          7.822        661        83.44
675 - 699                                      406            108,674,369              10.21          7.571        686        83.01
700 - 724                                      192             56,703,431               5.33          7.305        712        83.62
725 - 749                                      113             31,550,172               2.97          7.390        736        82.03
750 - 774                                       62             19,365,091               1.82          7.241        762        80.72
775 - 799                                       31              9,412,860               0.88          7.311        785        78.87
800 - 824                                        7              1,652,132               0.16          7.771        809        85.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       4,748          1,063,987,175             100.00          8.154        637        82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                         Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                     Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                   Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                       1,662               522,196,383                 49.08          7.826             646          81.84
Florida                            629               118,225,249                 11.11          8.577             624          81.92
Arizona                            472                79,360,639                  7.46          8.089             640          82.69
New York                           169                49,400,771                  4.64          8.128             624          82.64
Washington                         184                39,601,454                  3.72          8.105             634          83.83
Nevada                             171                32,211,088                  3.03          8.377             639          84.36
Oregon                             170                27,193,431                  2.56          8.208             650          84.51
Illinois                           125                26,460,262                  2.49          8.768             628          86.43
New Jersey                          86                23,044,730                  2.17          8.313             612          83.22
Texas                              193                17,987,388                  1.69          8.972             613          85.22
Colorado                            89                10,886,169                  1.02          8.795             635          86.75
Connecticut                         55                10,656,371                  1.00          8.378             609          82.74
Utah                                56                 9,883,965                  0.93          8.075             629          86.02
Michigan                            77                 8,565,710                  0.81          9.358             611          85.57
Georgia                             67                 8,205,882                  0.77          9.250             611          86.33
Minnesota                           47                 7,860,041                  0.74          8.687             637          86.64
Maryland                            32                 7,812,757                  0.73          7.786             636          81.96
North Carolina                      41                 5,714,080                  0.54          9.073             603          85.64
Virginia                            24                 5,602,847                  0.53          8.754             584          81.61
Massachusetts                       23                 5,396,776                  0.51          8.885             626          86.88
Pennsylvania                        34                 5,091,569                  0.48          9.048             598          86.41
Hawaii                              14                 4,880,805                  0.46          8.511             646          78.43
Louisiana                           47                 4,536,492                  0.43          9.347             616          88.02
Missouri                            37                 3,819,353                  0.36          9.373             602          85.64
Ohio                                37                 3,742,806                  0.35          9.327             597          88.11
Idaho                               19                 3,621,450                  0.34          8.096             633          90.05
Tennessee                           28                 3,036,809                  0.29          8.948             626          89.43
South Carolina                      21                 2,956,478                  0.28          8.465             601          85.44
Indiana                             25                 2,478,308                  0.23          9.338             634          91.59
Alabama                             17                 2,388,017                  0.22          9.629             598          93.04
New Mexico                          17                 2,341,742                  0.22          8.968             650          89.83
Mississippi                         12                 1,094,206                  0.10          9.618             590          89.00
Wisconsin                           11                 1,065,339                  0.10          9.582             603          83.52
Kansas                               8                   853,455                  0.08          8.949             593          83.03
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                         W.A.          W.A.
                              Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location               Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                               10                750,078                 0.07            9.832          597         85.94
Kentucky                                6                660,310                 0.06            9.580          565         85.51
New Hampshire                           2                592,166                 0.06            9.281          615         83.46
West Virginia                           6                575,751                 0.05           10.375          599         85.74
Montana                                 3                569,151                 0.05            9.129          601         87.01
Oklahoma                                6                550,915                 0.05            9.667          554         87.71
Rhode Island                            2                494,433                 0.05            9.465          542         71.23
Alaska                                  2                379,870                 0.04            7.673          611         80.00
Delaware                                2                340,775                 0.03           10.344          583         91.76
District of Columbia                    2                286,824                 0.03            9.448          600         79.09
Wyoming                                 2                234,042                 0.02           10.500          628         96.47
Vermont                                 1                132,554                 0.01           10.850          546         78.49
South Dakota                            2                110,493                 0.01           10.161          622         84.01
Iowa                                    2                 94,197                 0.01            9.993          543         84.89
Maine                                   1                 42,795                 0.00           12.990          646         96.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                              4,748          1,063,987,175               100.00            8.154          637         82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 34

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
                            Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                4,448           1,001,861,548                94.16           8.117          635        82.83
Investment                               239              46,765,050                 4.40           8.735          657        81.91
Second Home                               61              15,360,577                 1.44           8.768          651        85.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 4,748           1,063,987,175               100.00           8.154          637        82.83
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                      W.A.          W.A.
                              Number of          Aggregate Remaining       Remaining           W.A.        Non-Zero      Original
Program                Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                     2,507            604,832,983               56.85          8.253          647          82.06
Full Documentation                       2,049            425,923,579               40.03          7.948          621          83.74
No Documentation                           153             23,703,890                2.23          9.316          645          85.54
Limited Documentation                       39              9,526,723                0.90          8.168          644          84.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   4,748          1,063,987,175              100.00          8.154          637          82.83
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
                            Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose               Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                2,700            541,200,193               50.87           8.226         653         84.72
Refinance - Cashout                     1,905            488,226,875               45.89           8.086         618         80.82
Refinance - Rate Term                     143             34,560,106                3.25           7.978         639         81.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,748          1,063,987,175              100.00           8.154         637         82.83
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.          W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero      Original
Property Type          Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence               3,442             771,215,332                 72.48          8.140          636         82.76
PUD                                     746             157,427,879                 14.80          8.260          634         83.57
2-4 Family                              232              71,714,745                  6.74          7.963          642         81.19
Condo                                   326              63,244,739                  5.94          8.271          646         83.82
Townhouse                                 2                 384,480                  0.04          8.339          591         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                4,748           1,063,987,175                100.00          8.154          637         82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 35

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.          W.A.
Month & Year of Next          Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero      Original
Rate Adjustment        Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
June 2007                                    2                289,645                0.03          8.033           589         76.69
July 2007                                    3                467,654                0.05          9.247           627         73.50
September 2007                               1                253,718                0.03          8.000           649        100.00
December 2007                                2                700,939                0.08          8.791           571         85.40
January 2008                                 1                316,301                0.04          9.225           568         90.00
February 2008                                2                522,175                0.06          7.325           634         88.56
March 2008                                   2              1,162,877                0.13         10.232           618         97.30
April 2008                                   1                171,496                0.02          7.200           571         70.00
May 2008                                     1                400,000                0.04          7.905           669         80.00
June 2008                                    3                330,155                0.04         10.206           582         88.85
July 2008                                    5              1,520,471                0.17          9.096           619         77.24
August 2008                                 15              2,704,353                0.30          9.290           604         86.45
September 2008                              22              3,160,863                0.35          9.500           605         90.98
October 2008                                53             14,040,632                1.56          8.449           616         80.89
November 2008                              118             25,627,130                2.85          8.656           613         83.81
December 2008                              384             94,696,373               10.51          8.250           621         83.44
January 2009                               946            266,295,602               29.56          7.948           634         81.82
February 2009                              927            267,706,442               29.72          7.825           639         81.72
March 2009                                 445            127,663,399               14.17          7.982           645         83.23
April 2009                                   3                569,500                0.06          8.091           626         85.05
July 2009                                    1                458,981                0.05          9.750           699         95.00
August 2009                                  1                219,011                0.02          8.400           633         80.00
September 2009                               1                233,740                0.03          7.850           617         90.00
October 2009                                 5              1,833,000                0.20          7.339           641         80.03
November 2009                               13              2,115,044                0.23          8.990           597         83.79
December 2009                               11              2,754,180                0.31          8.535           599         82.08
January 2010                                67             20,309,888                2.25          7.438           648         79.02
February 2010                               89             25,893,756                2.87          7.510           650         81.34
March 2010                                  39             11,837,329                1.31          7.711           647         83.68
September 2011                               3                603,371                0.07          7.950           633         86.34
October 2011                                 2                434,453                0.05          7.798           645         80.00
November 2011                                3                711,735                0.08          8.360           628         81.75
December 2011                                6              1,085,809                0.12          7.752           679         77.57
January 2012                                28              8,403,872                0.93          7.054           655         79.38
February 2012                               35             10,604,029                1.18          7.219           666         81.48
March 2012                                  17              4,622,422                0.51          7.275           689         80.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   3,257            900,720,347              100.00          7.949           636         82.19
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 36

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             5                 859,274               0.10          8.431          685         82.54
4.000 - 4.499                             2                 605,520               0.07          6.877          647         86.59
4.500 - 4.999                            33               8,737,198               0.97          7.604          624         79.87
5.000 - 5.499                           265              77,944,050               8.65          7.409          657         79.32
5.500 - 5.999                           784             239,593,312              26.60          7.639          639         82.49
6.000 - 6.499                         1,398             377,418,011              41.90          7.955          636         81.88
6.500 - 6.999                           559             147,592,152              16.39          8.402          622         84.27
7.000 - 7.499                           152              35,197,840               3.91          8.882          631         80.31
7.500 - 7.999                            45              10,924,688               1.21          9.261          639         85.18
8.000 - 8.499                            11               1,564,261               0.17          9.697          656         88.71
8.500 - 8.999                             1                 127,133               0.01         10.750          636         95.00
9.000 - 9.499                             2                 156,908               0.02         10.797          614         86.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,257             900,720,347             100.00          7.949          636         82.19
------------------------------------------------------------------------------------------------------------------------------------
     *ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 37

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                      W.A.          W.A.
Maximum                    Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)   Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                          14                5,190,642                0.58          5.880          682         75.81
12.000 - 12.499                         102               35,224,818                3.91          6.268          669         78.28
12.500 - 12.999                         392              130,959,836               14.54          6.798          667         80.75
13.000 - 13.499                         502              157,264,703               17.46          7.229          657         80.86
13.500 - 13.999                         672              192,810,405               21.41          7.754          644         81.51
14.000 - 14.499                         434              120,895,060               13.42          8.187          629         82.40
14.500 - 14.999                         412              107,531,118               11.94          8.700          612         84.20
15.000 - 15.499                         245               56,480,868                6.27          9.121          600         85.42
15.500 - 15.999                         228               49,823,535                5.53          9.638          588         84.74
16.000 - 16.499                         109               21,625,344                2.40         10.064          587         88.00
16.500 - 16.999                          88               14,686,925                1.63         10.486          581         84.98
17.000 - 17.499                          29                4,152,584                0.46         11.037          565         83.87
17.500 - 17.999                          21                2,704,225                0.30         11.551          558         73.94
18.000 - 18.499                           4                  365,865                0.04         11.755          521         74.68
18.500 - 18.999                           5                1,004,421                0.11         12.563          590         81.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,257              900,720,347              100.00          7.949          636         82.19
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 38

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                               3                  579,141                0.06          7.938          570        58.44
5.000 - 5.499                              10                3,666,319                0.41          6.453          648        81.12
5.500 - 5.999                              67               20,372,783                2.26          6.977          635        79.74
6.000 - 6.499                             125               41,101,955                4.56          6.497          662        78.59
6.500 - 6.999                             492              160,978,796               17.87          7.177          653        81.52
7.000 - 7.499                             477              150,144,971               16.67          7.252          659        80.87
7.500 - 7.999                             637              181,581,803               20.16          7.738          647        81.40
8.000 - 8.499                             408              110,105,266               12.22          8.235          629        82.41
8.500 - 8.999                             381               99,462,463               11.04          8.726          614        84.13
9.000 - 9.499                             227               50,584,341                5.62          9.226          604        85.70
9.500 - 9.999                             208               44,668,896                4.96          9.714          583        85.54
10.000 - 10.499                            97               19,119,543                2.12         10.208          586        87.98
10.500 - 10.999                            76               11,479,477                1.27         10.713          582        84.57
11.000 - 11.499                            27                3,540,132                0.39         11.245          556        84.24
11.500 - 11.999                            18                2,548,416                0.28         11.688          570        70.51
12.000 - 12.499                             1                   82,511                0.01         12.360          519        70.00
12.500 - 12.999                             3                  703,534                0.08         12.894          581        92.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,257              900,720,347              100.00          7.949          636        82.19
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Initial                    Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    453             106,000,215                 11.77          8.584         619         84.04
1.500                                     27               5,630,241                  0.63          8.485         598         83.16
2.000                                     98              24,859,100                  2.76          8.413         619         83.41
2.950                                      1                 134,599                  0.01          7.550         620         64.29
3.000                                  2,673             763,257,962                 84.74          7.841         639         81.89
3.025                                      2                 430,344                  0.05          8.757         565         85.88
3.050                                      1                  72,800                  0.01          8.450         639         80.00
5.000                                      2                 335,086                  0.04          8.282         783         77.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,257             900,720,347                100.00          7.949         636         82.19
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 3,137             873,031,227                 96.93           7.934        637          82.19
1.500                                   119              27,577,600                  3.06           8.423        612          82.17
2.000                                     1                 111,521                  0.01           9.690        610          79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,257             900,720,347                100.00           7.949        636          82.19
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Lifetime                  Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             6               1,197,547                  0.13           8.306        641          81.19
5.500 - 5.999                             1                 100,721                  0.01           9.200        609         100.00
6.000 - 6.499                         3,126             870,085,689                 96.60           7.933        637          82.19
6.500 - 6.999                             2                 940,000                  0.10           7.781        708          80.00
7.000 - 7.499                           122              28,396,390                  3.15           8.410        613          82.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,257             900,720,347                100.00           7.949        636          82.19
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
Prepayment Penalty        Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                    1,038              206,723,406                 19.43           8.643         628         84.15
6                                        2                  634,377                  0.06           9.463         626         84.46
12                                     237               68,624,062                  6.45           8.374         640         82.92
18                                       1                  472,333                  0.04           9.650         602         90.00
24                                   2,847              649,412,572                 61.04           8.084         637         83.02
30                                       2                  590,201                  0.06           7.343         701         88.92
36                                     619              137,192,277                 12.89           7.634         647         79.89
60                                       2                  337,947                  0.03           7.235         631         73.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                               4,748            1,063,987,175                100.00           8.154         637         82.83
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY - GROUP 1 POOL*
------------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans:                                2,330        Index Type:
Aggregate Principal Balance:                      $451,652,331              6 Month LIBOR:                                  82.80%
Conforming Principal Balance Loans:               $451,652,331              Fixed Rate:                                     17.20%
Average Principal Balance:                            $193,842        W.A. Initial Periodic Cap**:                          2.767%
     Range:                                 $13,758 - $693,000        W.A. Subsequent Periodic Cap**:                       1.001%
W.A. Coupon:                                            8.191%        W.A. Lifetime Rate Cap**:                             6.002%
     Range:                                   5.250% - 14.810%        Property Type:
W.A. Gross Margin**:                                    6.170%              Single Family:                                  71.58%
     Range:                                    2.000% - 9.000%              PUD:                                            13.36%
W.A. Remaining Term (months):                              351              2-4 Family:                                      8.43%
     Range (months):                                 118 - 359              Condo:                                           6.59%
W.A. Seasoning (months):                                     3              Townhouse:                                       0.04%
Latest Maturity Date:                            March 1, 2037
State Concentration (Top 5):                                          Occupancy Status:
      California:                                       33.70%              Primary:                                        89.99%
        Florida:                                        15.23%              Investment:                                      8.14%
        Arizona:                                        11.06%              Second Home:                                     1.87%
        New York:                                        5.35%        Documentation Status:
        Washington:                                      4.48%              Full:                                           45.30%
W.A. Original Combined LTV:                             81.11%              Stated:                                         51.91%
     Range:                                   11.46% - 100.00%              None:                                            0.39%
First Liens:                                            96.80%              Limited:                                         2.39%
Second Liens:                                            3.20%        Non-Zero W.A. Prepayment Penalty - Term (months):         26
Non-Balloon Loans:                                      70.04%        Loans with Prepay Penalties:                          79.07%
Non-Zero W.A. FICO Score:                                  623        Interest Only Loans:                                  24.57%
                                                                      Non-Zero W.A. Interest Only Term (months):                60
------------------------------------------------------------------------------------------------------------------------------------
         *  Subject to a permitted variance of  +/- 5%
         ** ARM loans only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 41

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                                Number of              Aggregate           % of Aggregate                      W.A.          W.A.
                            Initial Mortgage           Remaining             Remaining           W.A.        Non-Zero      Original
Originator                        Loans          Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
DB Home Lending LLC                     1,313             260,582,765               57.70          8.023          633         81.44
ResMAE                                    289              53,271,000               11.79          8.635          604         82.77
MortgageIT, Inc.                          209              49,552,359               10.97          7.954          617         81.08
First Street Financial, Inc               156              35,867,980                7.94          8.055          609         73.32
Other                                     363              52,378,227               11.60          8.891          608         83.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,330             451,652,331              100.00          8.191          623         81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Collateral Type*
------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate           % of Aggregate       W.A.          W.A.           W.A.
                            Initial Mortgage         Remaining             Remaining         Coupon       Non-Zero       Original
Collateral Type                  Loans         Principal Balance ($)   Principal Balance       (%)          FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                            11                 614,273                0.14        9.340            601          61.98
Fixed - 20 Year                             3                 339,914                0.08        7.454            623          54.80
Fixed - 25 Year                             2                 124,269                0.03       10.802            642          74.19
Fixed - 30 Year                           188              34,304,078                7.60        7.810            633          76.94
Fixed - 30 Year IO                         15               3,861,045                0.85        7.631            650          83.68
Fixed - 30/40-10 Year**                     4                 637,224                0.14        7.681            583          72.74
Balloon - 10/30                             1                  37,958                0.01       12.000            676         100.00
Balloon - 15/30                           315              13,885,070                3.07       11.847            634          99.21
Balloon - 20/30                             1                  46,852                0.01       10.625            662          99.85
Balloon - 30/40                            70              17,428,005                3.86        7.878            621          79.29
Balloon - 30/50                            30               6,390,171                1.41        7.640            600          75.66
------------------------------------------------------------------------------------------------------------------------------------
* Collateral Type continued on next page
** Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 42

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Type (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of              Aggregate           % of Aggregate      W.A.        W.A.          W.A.
                               Initial Mortgage          Remaining             Remaining        Coupon     Non-Zero      Original
Collateral Type                     Loans          Principal Balance ($)   Principal Balance      (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 6 Month                               1                 82,511                0.02     12.360          519          70.00
ARM - 6 Month 30/50 Balloon                 1                253,718                0.06      8.000          649         100.00
ARM - 1 Year/6 Month                        1                316,301                0.07      9.225          568          90.00
ARM - 1 Year/6 Month 30/40 Balloon          2                529,905                0.12      7.905          614          91.95
ARM - 2 Year/6 Month                      460             80,894,237               17.91      8.534          610          80.94
ARM - 2 Year/6 Month IO                   330             85,279,330               18.88      7.672          650          82.35
ARM - 2 Year/6 Month 30/40 Balloon        212             47,714,512               10.56      8.405          600          81.49
ARM - 2 Year/6 Month 30/40 - 10 Year**    332             73,928,089               16.37      8.190          610          80.28
ARM - 2 Year/6 Month 30/50 Balloon        161             40,111,502                8.88      8.232          613          81.00
ARM - 3 Year/6 Month                       22              3,603,802                0.80      8.370          607          73.98
ARM - 3 Year/6 Month IO                    48             12,614,544                2.79      7.632          651          80.39
ARM - 3 Year/6 Month 30/40 Balloon         18              3,936,040                0.87      8.023          604          81.01
ARM - 3 Year/6 Month 30/40 - 10 Year**     32              7,083,678                1.57      7.762          610          79.13
ARM - 3 Year/6 Month 30/50 Balloon          9              2,027,584                0.45      8.604          603          82.03
ARM - 5 Year/6 Month                       15              3,442,453                0.76      7.611          659          76.52
ARM - 5 Year/6 Month IO                    34              9,210,791                2.04      7.127          671          79.44
ARM - 5 Year/6 Month 30/40 Balloon          2                389,424                0.09      7.492          640          74.49
ARM - 5 Year/6 Month 30/50 Balloon         10              2,565,052                0.57      7.522          647          81.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,330            451,652,331              100.00      8.191          623          81.11
------------------------------------------------------------------------------------------------------------------------------------

** Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                        W.A.         W.A.
IO Terms (mos.)          Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                  Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                   1,903              340,686,622                 75.43           8.377         613         80.85
24                                      8                1,901,139                  0.42           7.990         641         84.56
36                                      1                  139,954                  0.03           7.955         624         80.00
60                                    416              108,450,517                 24.01           7.614         652         81.97
120                                     2                  474,100                  0.10           7.596         627         64.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,330              451,652,331                100.00           8.191         623         81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                             Number of             Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at      Initial Mortgage         Remaining             Remaining            W.A.         Non-Zero      Original
Origination ($)                Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       241               8,798,863                 1.95           11.682          631         96.46
50,000.01 - 100,000.00                 273              19,778,117                 4.38           10.015          610         84.56
100,000.01 - 150,000.00                351              44,827,756                 9.93            8.571          609         77.14
150,000.01 - 200,000.00                505              87,971,702                19.48            8.152          626         80.04
200,000.01 - 250,000.00                265              59,713,155                13.22            8.187          620         80.58
250,000.01 - 300,000.00                257              70,355,560                15.58            7.839          622         80.62
300,000.01 - 350,000.00                192              62,439,901                13.82            7.737          631         81.77
350,000.01 - 400,000.00                164              61,208,165                13.55            7.924          623         81.80
400,000.01 - 450,000.00                 59              24,394,977                 5.40            7.944          619         81.99
450,000.01 - 500,000.00                  7               3,329,294                 0.74            7.930          618         82.50
500,000.01 - 550,000.00                 10               5,209,762                 1.15            7.609          656         82.38
550,000.01 - 600,000.00                  4               2,302,336                 0.51            8.075          624         84.96
600,000.01 - 650,000.00                  1                 629,744                 0.14            6.775          679         90.00
650,000.01 - 700,000.00                  1                 693,000                 0.15            8.700          690         90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,330             451,652,331               100.00            8.191          623         81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 44

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                             Number of            Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal           Initial             Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)               Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       242              8,848,372                  1.96          11.684            632        96.48
50,000.01 - 100,000.00                 275             20,028,349                  4.43           9.990            609        84.27
100,000.01 - 150,000.00                349             44,677,701                  9.89           8.570            610        77.23
150,000.01 - 200,000.00                506             88,220,786                 19.53           8.149            626        80.03
200,000.01 - 250,000.00                265             59,813,579                 13.24           8.188            620        80.39
250,000.01 - 300,000.00                255             69,856,365                 15.47           7.839            623        80.79
300,000.01 - 350,000.00                193             62,789,146                 13.90           7.740            631        81.73
350,000.01 - 400,000.00                163             60,858,920                 13.47           7.923            623        81.84
400,000.01 - 450,000.00                 59             24,394,977                  5.40           7.944            619        81.99
450,000.01 - 500,000.00                  7              3,329,294                  0.74           7.930            618        82.50
500,000.01 - 550,000.00                 10              5,209,762                  1.15           7.609            656        82.38
550,000.01 - 600,000.00                  4              2,302,336                  0.51           8.075            624        84.96
600,000.01 - 650,000.00                  1                629,744                  0.14           6.775            679        90.00
650,000.01 - 700,000.00                  1                693,000                  0.15           8.700            690        90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,330            451,652,331                100.00           8.191            623        81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.            W.A.
                         Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining   Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                 1                  37,958                0.01         12.000          676            100.00
121 - 180                              326              14,499,343                3.21         11.740          633             97.63
181 - 240                                4                 386,766                0.09          7.838          628             60.26
241 - 300                                2                 124,269                0.03         10.802          642             74.19
301 - 360                            1,997             436,603,994               96.67          8.072          622             80.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,330             451,652,331              100.00          8.191          623             81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 45

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.         W.A.
                             Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)     Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                1                 324,627                 0.07         5.250         703         51.18
5.500 - 5.999                               10               2,624,944                 0.58         5.843         698         74.58
6.000 - 6.499                               61              17,132,216                 3.79         6.283         658         74.10
6.500 - 6.999                              210              52,265,623                11.57         6.793         658         78.72
7.000 - 7.499                              304              74,283,290                16.45         7.189         645         80.09
7.500 - 7.999                              355              77,073,597                17.06         7.752         636         80.22
8.000 - 8.499                              310              69,341,939                15.35         8.177         615         81.46
8.500 - 8.999                              246              51,945,679                11.50         8.727         602         82.21
9.000 - 9.499                              196              40,004,907                 8.86         9.181         596         83.27
9.500 - 9.999                              146              26,502,569                 5.87         9.724         578         82.52
10.000 - 10.499                             95              13,929,374                 3.08        10.158         573         81.80
10.500 - 10.999                             77               9,027,848                 2.00        10.738         575         82.45
11.000 - 11.499                             91               5,755,682                 1.27        11.112         602         90.47
11.500 - 11.999                             35               2,592,401                 0.57        11.690         583         79.98
12.000 - 12.499                            107               4,991,244                 1.11        12.043         618         96.21
12.500 - 12.999                             11                 507,049                 0.11        12.698         584         87.15
13.000 - 13.499                             70               3,206,837                 0.71        13.003         618         99.86
13.500 - 13.999                              1                  36,506                 0.01        13.750         631         99.24
14.000 - 14.499                              2                  53,970                 0.01        14.000         643        100.00
14.500 - 14.999                              2                  52,028                 0.01        14.716         602        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,330             451,652,331               100.00         8.191         623         81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined              Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value               Initial Mortgage         Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                        Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00                87              13,917,075                  3.08          8.184          596        41.92
50.01 - 55.00                              23               4,272,228                  0.95          7.948          585        53.36
55.01 - 60.00                              49              10,214,074                  2.26          8.114          580        57.60
60.01 - 65.00                              78              16,595,891                  3.67          7.974          593        63.21
65.01 - 70.00                             129              27,185,238                  6.02          8.100          591        68.78
70.01 - 75.00                             147              32,953,563                  7.30          8.208          592        74.23
75.01 - 80.00                             703             150,574,735                 33.34          7.776          638        79.74
80.01 - 85.00                             202              47,489,650                 10.51          7.957          612        84.38
85.01 - 90.00                             318              74,222,158                 16.43          8.315          626        89.58
90.01 - 95.00                             180              39,956,814                  8.85          8.413          643        94.77
95.01 - 100.00                            414              34,270,905                  7.59         10.028          639        99.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,330             451,652,331                100.00          8.191          623        81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                     W.A.        W.A.
FICO Score                       Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero    Original
At Origination            Initial Mortgage Loans   Principal Balance ($)  Principal Balance   Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 499                                         1                110,538               0.02        12.000         491        70.00
500 - 524                                     132             24,492,052               5.42         9.610         512        70.04
525 - 549                                     143             27,412,796               6.07         9.042         538        73.63
550 - 574                                     171             37,109,267               8.22         8.508         563        77.70
575 - 599                                     314             62,631,731              13.87         8.473         588        80.92
600 - 624                                     409             74,853,718              16.57         8.206         613        83.14
625 - 649                                     489             84,852,057              18.79         8.150         637        83.54
650 - 674                                     316             61,650,230              13.65         7.721         661        82.40
675 - 699                                     177             39,255,860               8.69         7.584         684        84.16
700 - 724                                      91             21,420,573               4.74         7.382         712        83.47
725 - 749                                      47              9,804,211               2.17         7.245         734        82.45
750 - 774                                      22              4,806,846               1.06         7.303         765        82.31
775 - 799                                      14              2,627,319               0.58         7.374         786        78.47
800 - 824                                       4                625,132               0.14         8.614         808        77.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,330            451,652,331             100.00         8.191         623        81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 47

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                        Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                    Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                  Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                        548               152,196,606                 33.70          7.767             627          77.65
Florida                           392                68,766,034                 15.23          8.505             615          80.68
Arizona                           315                49,947,816                 11.06          8.042             637          82.62
New York                           82                24,180,508                  5.35          7.915             613          78.76
Washington                        100                20,256,576                  4.48          8.103             627          84.61
Oregon                            103                15,921,120                  3.53          8.134             646          83.73
Nevada                             90                15,621,834                  3.46          8.285             636          83.11
New Jersey                         57                15,094,850                  3.34          8.256             605          83.23
Illinois                           65                13,630,193                  3.02          8.830             616          86.98
Colorado                           65                 7,242,196                  1.60          8.856             636          86.28
Utah                               38                 6,386,641                  1.41          8.093             619          85.35
Minnesota                          32                 5,334,460                  1.18          8.423             630          86.03
Connecticut                        28                 4,985,954                  1.10          8.507             595          81.38
Michigan                           45                 4,782,272                  1.06          9.202             616          82.34
Texas                              56                 4,335,576                  0.96          9.269             615          86.99
Maryland                           22                 4,130,200                  0.91          8.038             604          80.30
Georgia                            32                 3,810,884                  0.84          9.500             616          86.16
Pennsylvania                       20                 3,401,936                  0.75          9.006             593          86.54
Virginia                           15                 2,994,844                  0.66          8.585             577          79.09
Louisiana                          25                 2,656,500                  0.59          8.908             623          86.85
Hawaii                              8                 2,628,437                  0.58          8.503             635          75.02
Massachusetts                      11                 2,428,306                  0.54          8.405             597          85.83
Idaho                              15                 2,403,631                  0.53          8.472             619          87.19
North Carolina                     22                 2,355,876                  0.52          9.401             586          83.91
Missouri                           22                 2,345,601                  0.52          9.225             593          85.67
Ohio                               18                 2,174,731                  0.48          9.270             594          88.02
Indiana                            18                 1,782,151                  0.39          8.876             641          92.17
South Carolina                      9                 1,191,133                  0.26          8.310             579          85.90
Tennessee                           9                   825,783                  0.18          9.440             609          89.67
New Mexico                          8                   823,669                  0.18          8.935             627          93.01
Wisconsin                           8                   816,650                  0.18          9.708             603          81.71
Alabama                             8                   788,260                  0.17          9.782             578          91.66
Kansas                              6                   720,781                  0.16          8.968             593          83.30
Kentucky                            6                   660,310                  0.15          9.580             565          85.51
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

                                                                 48

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                         W.A.          W.A.
                            Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location             Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Montana                                    2                546,338                 0.12           8.988           600         86.46
Oklahoma                                   5                497,392                 0.11           9.538           555         88.00
Rhode Island                               2                494,433                 0.11           9.465           542         71.23
Arkansas                                   5                465,666                 0.10           9.672           592         87.18
Alaska                                     2                379,870                 0.08           7.673           611         80.00
Mississippi                                5                376,286                 0.08           9.891           630         95.73
West Virginia                              4                315,136                 0.07           9.981           617         90.04
District of Columbia                       2                286,824                 0.06           9.448           600         79.09
Wyoming                                    2                234,042                 0.05          10.500           628         96.47
Delaware                                   1                230,298                 0.05           9.850           591         95.00
Vermont                                    1                132,554                 0.03          10.850           546         78.49
Iowa                                       1                 71,175                 0.02           9.700           510         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,330            451,652,331               100.00           8.191           623         81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 49

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
                              Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status       Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                2,099             406,433,696                89.99           8.133          620        80.96
Investment                               194              36,781,442                 8.14           8.715          651        81.74
Second Home                               37               8,437,193                 1.87           8.678          647        85.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,330             451,652,331               100.00           8.191          623        81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                      W.A.          W.A.
                            Number of          Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Program               Initial Mortgage Loans  Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   1,137             234,462,948               51.91          8.349         632           79.91
Full Documentation                     1,123             204,613,717               45.30          7.962         612           82.44
No Documentation                          63              10,815,546                2.39          9.111         622           82.63
Limited Documentation                      7               1,760,120                0.39          8.057         625           77.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,330             451,652,331              100.00          8.191         623           81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
                            Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose               Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                     1,465            325,049,397               71.97           8.123         613         79.55
Purchase                                  758            104,884,028               23.22           8.404         654         85.78
Refinance - Rate Term                     107             21,718,906                4.81           8.185         624         82.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,330            451,652,331              100.00           8.191         623         81.11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                       W.A.          W.A.
                          Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero      Original
Property Type      Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family                        1,719             323,306,313                 71.58          8.214          621         81.18
PUD                                    324              60,326,940                 13.36          8.188          623         81.76
2-4 Family                             125              38,078,243                  8.43          8.019          626         78.75
Condo                                  161              29,780,286                  6.59          8.165          641         82.11
Townhouse                                1                 160,548                  0.04          9.125          540         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,330             451,652,331                100.00          8.191          623         81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 50

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Month & Year of Next          Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment        Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
June 2007                                    1                 82,511                0.02         12.360           519        70.00
September 2007                               1                253,718                0.07          8.000           649       100.00
December 2007                                1                186,138                0.05          8.975           584        90.00
January 2008                                 1                316,301                0.08          9.225           568        90.00
February 2008                                1                343,767                0.09          7.325           631        93.00
April 2008                                   1                171,496                0.05          7.200           571        70.00
July 2008                                    3                334,365                0.09          8.758           635        86.31
August 2008                                  9              1,110,898                0.30          9.753           597        87.15
September 2008                              12              1,526,145                0.41          8.864           605        89.65
October 2008                                30              6,551,275                1.75          8.619           612        78.06
November 2008                               71             14,241,454                3.81          8.776           604        83.57
December 2008                              198             41,394,428               11.07          8.264           609        82.24
January 2009                               469            104,972,099               28.07          8.162           616        80.78
February 2009                              481            108,373,713               28.98          7.968           624        80.59
March 2009                                 221             49,251,797               13.17          8.303           631        82.20
September 2009                               1                233,740                0.06          7.850           617        90.00
October 2009                                 3                815,229                0.22          7.411           635        78.21
November 2009                                8              1,395,583                0.37          8.553           594        82.44
December 2009                                8              1,547,511                0.41          8.788           592        79.72
January 2010                                35              7,725,715                2.07          7.930           625        78.21
February 2010                               52             12,085,572                3.23          7.738           630        79.46
March 2010                                  22              5,462,299                1.46          7.737           634        80.29
September 2011                               3                603,371                0.16          7.950           633        86.34
November 2011                                2                557,085                0.15          8.078           633        79.47
December 2011                                4                750,724                0.20          7.516           633        77.73
January 2012                                15              4,027,263                1.08          6.841           661        78.31
February 2012                               26              7,110,154                1.90          7.249           662        79.16
March 2012                                  11              2,559,122                0.68          7.824           695        77.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,690            373,983,472              100.00          8.118           622        81.05
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 51

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             3                 524,188               0.14          8.526          622         85.94
4.000 - 4.499                             2                 605,520               0.16          6.877          647         86.59
4.500 - 4.999                            28               6,593,911               1.76          7.418          622         77.39
5.000 - 5.499                           146              34,039,364               9.10          7.624          638         75.82
5.500 - 5.999                           374              92,984,922              24.86          7.818          623         82.79
6.000 - 6.499                           653             140,564,846              37.59          8.112          620         80.38
6.500 - 6.999                           342              71,486,829              19.11          8.431          612         82.58
7.000 - 7.499                           106              21,017,261               5.62          9.116          623         80.91
7.500 - 7.999                            27               5,068,545               1.36          9.139          656         83.37
8.000 - 8.499                             8                 994,669               0.27         10.014          661         89.72
9.000 - 9.499                             1                 103,418               0.03         10.550          652         90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,690             373,983,472             100.00          8.118          622         81.05
------------------------------------------------------------------------------------------------------------------------------------
     *ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                      W.A.          W.A.
Maximum                     Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)    Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                            8                2,407,970                0.64          5.862          697         76.79
12.000 - 12.499                           47               13,436,916                3.59          6.296          662         75.10
12.500 - 12.999                          183               47,033,966               12.58          6.814          658         80.36
13.000 - 13.499                          225               54,977,755               14.70          7.227          646         80.30
13.500 - 13.999                          339               77,195,509               20.64          7.774          632         80.67
14.000 - 14.499                          230               49,243,272               13.17          8.217          617         81.91
14.500 - 14.999                          237               51,587,950               13.79          8.759          602         81.98
15.000 - 15.499                          153               31,464,949                8.41          9.211          594         84.28
15.500 - 15.999                          130               25,400,078                6.79          9.746          573         81.69
16.000 - 16.499                           57                9,621,088                2.57         10.199          567         83.19
16.500 - 16.999                           54                7,919,901                2.12         10.711          570         79.97
17.000 - 17.499                           13                1,881,685                0.50         11.206          540         79.95
17.500 - 17.999                           10                1,451,727                0.39         11.698          554         65.64
18.000 - 18.499                            2                  193,050                0.05         12.154          503         70.00
18.500 - 18.999                            2                  167,657                0.04         12.589          522         68.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,690              373,983,472              100.00          8.118          622         81.05
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 52

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                3                  579,141                0.15          7.938          570        58.44
5.000 - 5.499                                5                1,648,278                0.44          6.555          644        82.49
5.500 - 5.999                               41               11,124,092                2.97          7.062          641        79.65
6.000 - 6.499                               61               16,256,383                4.35          6.582          650        74.90
6.500 - 6.999                              244               63,094,090               16.87          7.355          641        81.27
7.000 - 7.499                              205               49,614,753               13.27          7.251          648        80.30
7.500 - 7.999                              308               68,187,099               18.23          7.744          636        80.36
8.000 - 8.499                              210               43,647,691               11.67          8.245          618        82.01
8.500 - 8.999                              215               46,378,704               12.40          8.738          602        82.05
9.000 - 9.499                              145               29,445,859                7.87          9.226          596        84.15
9.500 - 9.999                              120               23,283,541                6.23          9.726          574        82.21
10.000 - 10.499                             56                9,528,171                2.55         10.200          568        83.42
10.500 - 10.999                             52                7,702,380                2.06         10.738          568        79.96
11.000 - 11.499                             13                1,881,685                0.50         11.206          540        79.95
11.500 - 11.999                              9                1,361,435                0.36         11.678          558        65.71
12.000 - 12.499                              1                   82,511                0.02         12.360          519        70.00
12.500 - 12.999                              2                  167,657                0.04         12.589          522        68.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,690              373,983,472              100.00          8.118          622        81.05
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Initial                    Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    209              42,438,532                 11.35          8.676         602         82.97
1.500                                      5                 761,636                  0.20          8.116         623         80.82
2.000                                      4                 990,333                  0.26          8.566         601         90.31
2.950                                      1                 134,599                  0.04          7.550         620         64.29
3.000                                  1,468             329,155,227                 88.01          8.044         624         80.77
3.025                                      2                 430,344                  0.12          8.757         565         85.88
3.050                                      1                  72,800                  0.02          8.450         639         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,690             373,983,472                100.00          8.118         622         81.05
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 53

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 1 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 1,684             373,096,819                 99.76           8.119        622          81.06
1.500                                     5                 775,132                  0.21           7.608        603          74.82
2.000                                     1                 111,521                  0.03           9.690        610          79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,690             373,983,472                100.00           8.118        622          81.05
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                       Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Lifetime                  Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             1                  74,810                  0.02           8.325        589          81.52
6.000 - 6.499                         1,683             373,022,010                 99.74           8.119        622          81.06
7.000 - 7.499                             6                 886,653                  0.24           7.870        604          75.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,690             373,983,472                100.00           8.118        622          81.05
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
Prepayment Penalty        Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                      525               94,535,769                 20.93           8.642         611         82.89
6                                        1                  175,684                  0.04          11.000         584         70.00
12                                      99               21,396,081                  4.74           8.524         630         81.24
24                                   1,329              258,515,378                 57.24           8.144         623         81.34
30                                       1                  350,982                  0.08           7.150         674         95.00
36                                     375               76,678,437                 16.98           7.700         635         78.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,330              451,652,331                100.00           8.191         623         81.11
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 54

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY - GROUP 2 POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                2,418        Index Type:
Aggregate Principal Balance:                      $612,334,844              6 Month LIBOR:                                  86.02%
Conforming Principal Balance Loans:               $319,884,516              Fixed Rate:                                     13.98%
Average Principal Balance:                            $253,240        W.A. Initial Periodic Cap**:                          2.701%
     Range:                               $12,022 - $1,198,632        W.A. Subsequent Periodic Cap**:                       1.025%
W.A. Coupon:                                            8.127%        W.A. Lifetime Rate Cap**:                             6.051%
     Range:                                   5.250% - 19.000%        Property Type:
W.A. Gross Margin**:                                    6.136%              Single Family:                                  73.15%
     Range:                                    2.250% - 9.275%              PUD:                                            15.86%
W.A. Remaining Term (months):                              344              2-4 Family:                                      5.49%
     Range (months):                                 156 - 475              Condo:                                           5.47%
W.A. Seasoning (months):                                     3              Townhouse:                                       0.04%
Latest Maturity Date:                         November 1, 2046
State Concentration (Top 5):                                          Occupancy Status:
      California:                                       60.42%              Primary:                                        97.24%
        Florida:                                         8.08%              Investment:                                      1.63%
        Arizona:                                         4.80%              Second Home:                                     1.13%
        New York:                                        4.12%        Documentation Status:
        Washington:                                      3.16%              Full:                                           36.14%
W.A. Original Combined LTV:                             84.10%              Stated:                                         60.48%
     Range:                                   16.67% - 100.00%              Limited:                                         1.27%
First Liens:                                            91.97%              None:                                            2.10%
Second Liens:                                            8.03%        Non-Zero W.A. Prepayment Penalty - Term (months):         24
Non-Balloon Loans:                                      72.15%        Loans with Prepay Penalties:                          81.68%
Non-Zero W.A. FICO Score:                                  647        Interest Only Loans:                                  43.15%
                                                                      Non-Zero W.A. Interest Only Term (months):                59
------------------------------------------------------------------------------------------------------------------------------------
         *  Subject to a permitted variance of  +/- 5%
         ** ARM loans only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 55

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Originator
------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate          % of Aggregate                       W.A.          W.A.
                           Initial Mortgage          Remaining             Remaining           W.A.        Non-Zero      Original
Originator                       Loans         Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
DB Home Lending LLC                    1,314              392,382,641              64.08           7.845          655         83.80
ResMAE                                   403               76,281,138              12.46           8.823          633         86.28
MortgageIT, Inc.                         143               36,631,315               5.98           8.262          617         85.58
New Century Mortgage Corp.               200               35,539,268               5.80           8.491          620         82.79
Other                                    358               71,500,482              11.68           8.676          643         83.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,418              612,334,844             100.00           8.127          647         84.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Collateral Type*
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of             Aggregate          % of Aggregate                       W.A.         W.A.
                              Initial Mortgage         Remaining            Remaining            W.A.        Non-Zero     Original
Collateral Type                    Loans         Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                             5                336,500                0.05          11.377         633         90.94
Fixed - 20 Year IO                          1                780,000                0.13           8.650         630         65.00
Fixed - 30 Year                           152             22,843,163                3.73           8.194         666         80.80
Fixed - 30 Year IO                          6              1,929,544                0.32           7.422         653         82.84
Fixed - 40 Year                             1                126,861                0.02           8.975         596         65.13
Fixed - 30/40 - 10 Year**                   4              1,408,274                0.23           8.046         644         81.78
Balloon - 15/30                           641             45,077,562                7.36          11.743         641         99.06
Balloon - 20/30                             4                177,203                0.03          10.780         658         97.07
Balloon - 30/40                            33             11,339,251                1.85           7.562         644         85.51
Balloon - 30/50                             4              1,579,610                0.26           6.915         623         72.23
ARM - 6 Month                               4                674,788                0.11           8.345         624         75.30
ARM - 1 Year/6 Month                        1                535,877                0.09          12.990         599        100.00
ARM - 1 Year/6 Month IO                     1                627,000                0.10           7.875         634         95.00
ARM - 1 Year/6 Month 30/50 Balloon          2                693,209                0.11           8.365         585         82.78
ARM - 2 Year/6 Month                      318             74,831,670               12.22           8.287         623         83.66
ARM - 2 Year/6 Month IO                   577            228,879,065               37.38           7.565         660         82.29
ARM - 2 Year/6 Month 30/40 Balloon        183             56,956,929                9.30           8.303         616         83.96
ARM - 2 Year/6 Month 30/40 - 10 Year**    217             68,190,761               11.14           7.807         649         83.23
ARM - 2 Year/6 Month 30/50 Balloon        133             48,100,323                7.86           8.210         637         83.98
------------------------------------------------------------------------------------------------------------------------------------
* Continued on next page
** Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 56

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Type (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                               Number of             Aggregate           % of Aggregate                       W.A.         W.A.
                            Initial Mortgage         Remaining              Remaining           W.A.        Non-Zero     Original
Collateral Type                  Loans         Principal Balance ($)    Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                       14               3,047,048                 0.50          8.502          633        85.23
ARM - 3 Year/6 Month IO                    53              22,915,545                 3.74          7.214          676        82.72
ARM - 3 Year/6 Month 30/40 Balloon         12               4,311,482                 0.70          8.034          627        85.28
ARM - 3 Year/6 Month 30/40 - 10 Year**     16               4,943,659                 0.81          7.292          638        78.16
ARM - 3 Year/6 Month 30/50 Balloon          3               1,171,547                 0.19          7.301          624        83.59
ARM - 5 Year/6 Month                        3                 683,159                 0.11          7.872          695        82.57
ARM - 5 Year/6 Month IO                    25               9,063,187                 1.48          6.966          671        82.54
ARM - 5 Year/6 Month 30/40 Balloon          1                 154,650                 0.03          9.375          612        90.00
ARM - 5 Year/6 Month 30/50 Balloon          4                 956,977                 0.16          8.360          616        85.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,418             612,334,844               100.00          8.127          647        84.10
------------------------------------------------------------------------------------------------------------------------------------
** Mortgage Loans which amortize on a 480 month remaining term to maturity for the first 120 months and thereafter on a 240 month remaining term to maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                              IO Terms
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                        W.A.         W.A.
IO Terms (mos.)          Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
                  Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                   1,755              348,140,502                 56.85           8.589         635         85.45
24                                     11                4,270,331                  0.70           7.745         627         82.86
60                                    650              259,640,910                 42.40           7.513         662         82.31
120                                     2                  283,100                  0.05           7.673         732         75.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,418              612,334,844                100.00           8.127         647         84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 57

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                              Number of             Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at       Initial Mortgage         Remaining             Remaining            W.A.         Non-Zero      Original
Origination ($)                 Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        252               9,013,007                 1.47           11.569          635         97.69
50,000.01 - 100,000.00                  456              33,997,373                 5.55           11.216          630         95.49
100,000.01 - 150,000.00                 289              35,827,921                 5.85            9.694          628         88.13
150,000.01 - 200,000.00                 194              34,085,091                 5.57            8.411          639         81.70
200,000.01 - 250,000.00                 188              41,802,260                 6.83            8.045          641         82.65
250,000.01 - 300,000.00                 154              42,694,038                 6.97            7.777          648         82.34
300,000.01 - 350,000.00                 150              48,485,207                 7.92            7.793          644         83.22
350,000.01 - 400,000.00                 137              51,298,739                 8.38            7.691          660         81.93
400,000.01 - 450,000.00                 147              63,006,627                10.29            7.703          644         83.92
450,000.01 - 500,000.00                 143              67,679,420                11.05            7.579          656         82.54
500,000.01 - 550,000.00                 119              62,668,168                10.23            7.630          650         82.42
550,000.01 - 600,000.00                  84              48,333,735                 7.89            7.774          641         84.26
600,000.01 - 650,000.00                  45              28,125,731                 4.59            7.575          661         85.03
650,000.01 - 700,000.00                  22              14,847,695                 2.42            7.834          657         85.20
700,000.01 - 750,000.00                  18              13,020,515                 2.13            7.707          638         80.89
750,000.01 - 800,000.00                   8               6,222,366                 1.02            7.676          686         77.89
800,000.01 - 850,000.00                   1                 828,000                 0.14            8.450          620         83.64
850,000.01 - 900,000.00                   5               4,345,585                 0.71            7.676          677         82.97
900,000.01 - 950,000.00                   1                 907,503                 0.15            6.990          624         90.00
950,000.01 - 1,000,000.00                 4               3,947,230                 0.64            7.873          670         77.53
1,000,000.01 or greater                   1               1,198,632                 0.20            7.030          613         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,418             612,334,844               100.00            8.127          647         84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 58

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                             Number of            Aggregate           % of Aggregate                         W.A.          W.A.
Remaining Principal           Initial             Remaining             Remaining             W.A.         Non-Zero      Original
Balance ($)               Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       255              9,126,435                  1.49          11.555            634        97.61
50,000.01 - 100,000.00                 453             33,883,945                  5.53          11.219            630        95.50
100,000.01 - 150,000.00                290             35,977,858                  5.88           9.682            629        88.10
150,000.01 - 200,000.00                194             34,135,148                  5.57           8.417            639        81.69
200,000.01 - 250,000.00                187             41,602,267                  6.79           8.044            641        82.67
250,000.01 - 300,000.00                154             42,694,038                  6.97           7.777            648        82.34
300,000.01 - 350,000.00                151             48,835,204                  7.98           7.787            645        83.20
350,000.01 - 400,000.00                136             50,948,742                  8.32           7.696            659        81.95
400,000.01 - 450,000.00                147             63,006,627                 10.29           7.703            644        83.92
450,000.01 - 500,000.00                143             67,679,420                 11.05           7.579            656        82.54
500,000.01 - 550,000.00                119             62,668,168                 10.23           7.630            650        82.42
550,000.01 - 600,000.00                 84             48,333,735                  7.89           7.774            641        84.26
600,000.01 - 650,000.00                 45             28,125,731                  4.59           7.575            661        85.03
650,000.01 - 700,000.00                 22             14,847,695                  2.42           7.834            657        85.20
700,000.01 - 750,000.00                 18             13,020,515                  2.13           7.707            638        80.89
750,000.01 - 800,000.00                  8              6,222,366                  1.02           7.676            686        77.89
800,000.01 - 850,000.00                  1                828,000                  0.14           8.450            620        83.64
850,000.01 - 900,000.00                  5              4,345,585                  0.71           7.676            677        82.97
900,000.01 - 950,000.00                  1                907,503                  0.15           6.990            624        90.00
950,000.01 - 1,000,000.00                4              3,947,230                  0.64           7.873            670        77.53
1,000,000.01 or greater                  1              1,198,632                  0.20           7.030            613        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,418            612,334,844                100.00           8.127            647        84.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % of Aggregate                      W.A.            W.A.
                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Months Remaining  Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                             646              45,414,062                7.42         11.741          641             99.00
181 - 240                               5                 957,203                0.16          9.044          635             70.94
301 - 360                           1,766             565,836,717               92.41          7.835          647             82.93
361 or greater                          1                 126,861                0.02          8.975          596             65.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,418             612,334,844              100.00          8.127          647             84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 59

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.         W.A.
                             Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)     Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                1                 534,386                 0.09         5.250         797         64.07
5.500 - 5.999                               13               6,609,649                 1.08         5.789         711         72.46
6.000 - 6.499                               66              25,457,542                 4.16         6.249         671         79.96
6.500 - 6.999                              214              84,982,248                13.88         6.774         673         80.84
7.000 - 7.499                              310             113,706,195                18.57         7.223         662         81.05
7.500 - 7.999                              352             120,264,983                19.64         7.734         654         82.21
8.000 - 8.499                              246              82,888,018                13.54         8.192         632         82.68
8.500 - 8.999                              192              57,897,359                 9.46         8.717         624         85.42
9.000 - 9.499                              121              29,779,606                 4.86         9.187         609         87.68
9.500 - 9.999                              139              23,843,508                 3.89         9.705         596         89.63
10.000 - 10.499                             76              13,161,894                 2.15        10.183         609         92.73
10.500 - 10.999                             67               7,407,110                 1.21        10.750         641         96.34
11.000 - 11.499                            182              14,482,743                 2.37        11.093         645         97.74
11.500 - 11.999                            102               7,584,134                 1.24        11.698         643         95.02
12.000 - 12.499                            171              12,387,652                 2.02        12.063         629         99.21
12.500 - 12.999                             34               2,088,056                 0.34        12.752         610         99.16
13.000 - 13.499                            124               8,916,815                 1.46        13.004         622         99.66
13.500 - 13.999                              2                  83,780                 0.01        13.707         685         95.53
14.000 - 14.499                              2                  82,275                 0.01        14.095         629        100.00
14.500 - 14.999                              1                  72,166                 0.01        14.875         609        100.00
15.000 - 15.499                              1                  31,359                 0.01        15.000         584        100.00
18.000 - 18.499                              1                  27,788                 0.00        18.250         759        100.00
19.000 - 19.499                              1                  45,576                 0.01        19.000         733        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,418             612,334,844               100.00         8.127         647         84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 60

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined             Number of             Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value              Initial Mortgage         Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                       Loans         Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 50.00               10               1,178,037                  0.19          9.174          590        40.53
50.01 - 55.00                              7               1,819,376                  0.30          7.153          646        51.91
55.01 - 60.00                             10               2,796,154                  0.46          7.446          626        58.64
60.01 - 65.00                             19               6,572,400                  1.07          7.596          630        63.56
65.01 - 70.00                             22               7,683,546                  1.25          7.762          610        68.83
70.01 - 75.00                             56              18,527,746                  3.03          7.785          627        73.96
75.01 - 80.00                          1,073             351,015,639                 57.32          7.517          658        79.89
80.01 - 85.00                            103              32,995,373                  5.39          8.056          617        84.20
85.01 - 90.00                            197              64,170,360                 10.48          8.317          628        89.61
90.01 - 95.00                            150              45,271,731                  7.39          8.655          637        94.62
95.01 - 100.00                           771              80,304,483                 13.11         10.557          641        99.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,418             612,334,844                100.00          8.127          647        84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 61

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Aggregate                     W.A.        W.A.
FICO Score               Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero    Original
At Origination     Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                              41             11,958,966                1.95         9.151         512        76.56
525 - 549                              44              6,735,985                1.10         9.178         539        76.62
550 - 574                              64             18,004,720                2.94         8.779         561        81.71
575 - 599                             206             39,352,628                6.43         9.071         588        87.75
600 - 624                             459            109,489,550               17.88         8.387         614        86.25
625 - 649                             727            160,477,838               26.21         8.357         636        84.64
650 - 674                             421            117,497,041               19.19         7.874         661        83.99
675 - 699                             229             69,418,509               11.34         7.564         687        82.37
700 - 724                             101             35,282,859                5.76         7.258         711        83.71
725 - 749                              66             21,745,961                3.55         7.455         737        81.84
750 - 774                              40             14,558,245                2.38         7.220         761        80.20
775 - 799                              17              6,785,541                1.11         7.287         785        79.02
800 - 824                               3              1,027,000                0.17         7.258         810        90.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,418            612,334,844              100.00         8.127         647        84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 62

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                        Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                    Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                  Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                      1,114               369,999,777                 60.42          7.849             654          83.57
Florida                           237                49,459,215                  8.08          8.678             637          83.64
Arizona                           157                29,412,823                  4.80          8.170             644          82.81
New York                           87                25,220,263                  4.12          8.332             635          86.35
Washington                         84                19,344,877                  3.16          8.107             641          83.00
Nevada                             81                16,589,254                  2.71          8.464             643          85.53
Texas                             137                13,651,812                  2.23          8.878             613          84.66
Illinois                           60                12,830,068                  2.10          8.702             641          85.84
Oregon                             67                11,272,311                  1.84          8.313             655          85.62
New Jersey                         29                 7,949,881                  1.30          8.421             625          83.22
Connecticut                        27                 5,670,417                  0.93          8.265             621          83.94
Georgia                            35                 4,394,998                  0.72          9.034             606          86.48
Michigan                           32                 3,783,438                  0.62          9.556             605          89.66
Maryland                           10                 3,682,557                  0.60          7.502             672          83.81
Colorado                           24                 3,643,973                  0.60          8.672             635          87.69
Utah                               18                 3,497,324                  0.57          8.044             648          87.22
North Carolina                     19                 3,358,204                  0.55          8.844             614          86.85
Massachusetts                      12                 2,968,470                  0.48          9.278             650          87.73
Virginia                            9                 2,608,003                  0.43          8.948             592          84.50
Minnesota                          15                 2,525,581                  0.41          9.246             651          87.93
Hawaii                              6                 2,252,368                  0.37          8.520             659          82.40
Tennessee                          19                 2,211,027                  0.36          8.764             632          89.34
Louisiana                          22                 1,879,991                  0.31          9.967             606          89.67
South Carolina                     12                 1,765,345                  0.29          8.570             616          85.13
Pennsylvania                       14                 1,689,633                  0.28          9.133             608          86.16
Alabama                             9                 1,599,758                  0.26          9.554             608          93.72
Ohio                               19                 1,568,076                  0.26          9.407             600          88.24
New Mexico                          9                 1,518,073                  0.25          8.986             662          88.10
Missouri                           15                 1,473,752                  0.24          9.608             616          85.59
Idaho                               4                 1,217,818                  0.20          7.354             660          95.69
------------------------------------------------------------------------------------------------------------------------------------
* Geographic distribution continued on the next page

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 63

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                        Number of             Aggregate             % of Aggregate                         W.A.           W.A.
                    Initial Mortgage          Remaining               Remaining            W.A.          Non-Zero       Original
Location                  Loans         Principal Balance ($)     Principal Balance     Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                         7                   717,920                  0.12          9.475             569          85.47
Indiana                             7                   696,158                  0.11         10.522             614          90.11
New Hampshire                       2                   592,166                  0.10          9.281             615          83.46
Arkansas                            5                   284,411                  0.05         10.093             605          83.91
West Virginia                       2                   260,615                  0.04         10.851             578          80.54
Wisconsin                           3                   248,689                  0.04          9.165             603          89.45
Kansas                              2                   132,674                  0.02          8.850             596          81.55
South Dakota                        2                   110,493                  0.02         10.161             622          84.01
Delaware                            1                   110,477                  0.02         11.375             565          85.00
Oklahoma                            1                    53,524                  0.01         10.875             538          85.00
Maine                               1                    42,795                  0.01         12.990             646          96.96
Iowa                                1                    23,021                  0.00         10.900             644         100.00
Montana                             1                    22,813                  0.00         12.500             616         100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,418               612,334,844                100.00          8.127             647          84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 64

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                        W.A.         W.A.
                           Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status    Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                               2,349             595,427,853                97.24           8.106          646        84.11
Investment                               45               9,983,608                 1.63           8.806          679        82.55
Second Home                              24               6,923,383                 1.13           8.877          657        85.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,418             612,334,844               100.00           8.127          647        84.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.          W.A.
                                Number of          Aggregate Remaining        Remaining           W.A.       Non-Zero      Original
Program                  Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                    1,370             370,370,035               60.48         8.193          656          83.42
Full Documentation                        926             221,309,862               36.14         7.934          629          84.95
No Documentation                           90              12,888,344                2.10         9.488          664          87.99
Limited Documentation                      32               7,766,603                1.27         8.193          648          86.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,418             612,334,844              100.00         8.127          647          84.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                   Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 1,942            436,316,165               71.25           8.183         653         84.46
Refinance - Cashout                        440            163,177,479               26.65           8.014         629         83.34
Refinance - Rate Term                       36             12,841,200                2.10           7.628         663         81.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,418            612,334,844              100.00           8.127         647         84.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.          W.A.
                            Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero      Original
Property Type        Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family                          1,723             447,909,019                 73.15          8.087          647         83.89
PUD                                      422              97,100,939                 15.86          8.305          641         84.69
2-4 Family                               107              33,636,502                  5.49          7.899          661         83.96
Condo                                    165              33,464,453                  5.47          8.366          650         85.35
Townhouse                                  1                 223,932                  0.04          7.775          628         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,418             612,334,844                100.00          8.127          647         84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 65

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Next Rate Adjustment Date*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Month & Year of Next          Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment        Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
June 2007                                    1                207,134                0.04          6.310           617        79.36
July 2007                                    3                467,654                0.09          9.247           627        73.50
December 2007                                1                514,801                0.10          8.725           566        83.74
February 2008                                1                178,408                0.03          7.325           640        80.00
March 2008                                   2              1,162,877                0.22         10.232           618        97.30
May 2008                                     1                400,000                0.08          7.905           669        80.00
June 2008                                    3                330,155                0.06         10.206           582        88.85
July 2008                                    2              1,186,106                0.23          9.192           615        74.68
August 2008                                  6              1,593,455                0.30          8.967           608        85.97
September 2008                              10              1,634,718                0.31         10.093           605        92.22
October 2008                                23              7,489,357                1.42          8.300           620        83.37
November 2008                               47             11,385,675                2.16          8.505           626        84.10
December 2008                              186             53,301,945               10.12          8.239           632        84.37
January 2009                               477            161,323,503               30.63          7.808           645        82.49
February 2009                              446            159,332,730               30.25          7.727           649        82.48
March 2009                                 224             78,411,601               14.89          7.781           653        83.88
April 2009                                   3                569,500                0.11          8.091           626        85.05
July 2009                                    1                458,981                0.09          9.750           699        95.00
August 2009                                  1                219,011                0.04          8.400           633        80.00
October 2009                                 2              1,017,772                0.19          7.282           646        81.48
November 2009                                5                719,461                0.14          9.837           603        86.41
December 2009                                3              1,206,669                0.23          8.210           608        85.10
January 2010                                32             12,584,174                2.39          7.135           661        79.51
February 2010                               37             13,808,183                2.62          7.311           667        82.98
March 2010                                  17              6,375,030                1.21          7.689           658        86.58
October 2011                                 2                434,453                0.08          7.798           645        80.00
November 2011                                1                154,650                0.03          9.375           612        90.00
December 2011                                2                335,086                0.06          8.282           783        77.21
January 2012                                13              4,376,609                0.83          7.250           649        80.36
February 2012                                9              3,493,875                0.66          7.159           673        86.21
March 2012                                   6              2,063,300                0.39          6.594           682        83.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,567            526,736,875              100.00          7.829           646        83.00
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 66

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                      W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining          W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance   Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                             2                 335,086               0.06          8.282          783         77.21
4.500 - 4.999                             5               2,143,287               0.41          8.175          630         87.51
5.000 - 5.499                           119              43,904,686               8.34          7.242          672         82.03
5.500 - 5.999                           410             146,608,390              27.83          7.525          649         82.31
6.000 - 6.499                           745             236,853,166              44.97          7.861          646         82.77
6.500 - 6.999                           217              76,105,323              14.45          8.374          631         85.85
7.000 - 7.499                            46              14,180,579               2.69          8.535          643         79.42
7.500 - 7.999                            18               5,856,143               1.11          9.367          625         86.75
8.000 - 8.499                             3                 569,592               0.11          9.145          648         86.93
8.500 - 8.999                             1                 127,133               0.02         10.750          636         95.00
9.000 - 9.499                             1                  53,489               0.01         11.275          540         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,567             526,736,875             100.00          7.829          646         83.00
------------------------------------------------------------------------------------------------------------------------------------
     *ARM Loans Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                      W.A.          W.A.
Maximum                     Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)    Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                            6                2,782,672                0.53          5.896          670         74.97
12.000 - 12.499                           55               21,787,902                4.14          6.250          673         80.23
12.500 - 12.999                          209               83,925,870               15.93          6.789          672         80.96
13.000 - 13.499                          277              102,286,948               19.42          7.230          663         81.17
13.500 - 13.999                          333              115,614,895               21.95          7.740          652         82.08
14.000 - 14.499                          204               71,651,788               13.60          8.167          637         82.73
14.500 - 14.999                          175               55,943,168               10.62          8.645          622         86.25
15.000 - 15.499                           92               25,015,919                4.75          9.008          608         86.85
15.500 - 15.999                           98               24,423,458                4.64          9.525          604         87.92
16.000 - 16.499                           52               12,004,255                2.28          9.956          602         91.86
16.500 - 16.999                           34                6,767,024                1.28         10.223          594         90.84
17.000 - 17.499                           16                2,270,899                0.43         10.897          585         87.12
17.500 - 17.999                           11                1,252,498                0.24         11.381          562         83.57
18.000 - 18.499                            2                  172,815                0.03         11.309          541         79.92
18.500 - 18.999                            3                  836,764                0.16         12.557          603         84.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,567              526,736,875              100.00          7.829          646         83.00
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 67

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.         W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                5                2,018,041                0.38          6.369          651        80.00
5.500 - 5.999                               26                9,248,690                1.76          6.874          628        79.84
6.000 - 6.499                               64               24,845,572                4.72          6.441          669        81.01
6.500 - 6.999                              248               97,884,706               18.58          7.062          660        81.68
7.000 - 7.499                              272              100,530,219               19.09          7.252          664        81.15
7.500 - 7.999                              329              113,394,704               21.53          7.735          654        82.02
8.000 - 8.499                              198               66,457,575               12.62          8.229          637        82.68
8.500 - 8.999                              166               53,083,758               10.08          8.715          624        85.94
9.000 - 9.499                               82               21,138,481                4.01          9.225          615        87.85
9.500 - 9.999                               88               21,385,355                4.06          9.701          593        89.16
10.000 - 10.499                             41                9,591,372                1.82         10.216          604        92.51
10.500 - 10.999                             24                3,777,097                0.72         10.660          609        93.95
11.000 - 11.499                             14                1,658,446                0.31         11.289          575        89.11
11.500 - 11.999                              9                1,186,981                0.23         11.700          584        76.02
12.500 - 12.999                              1                  535,877                0.10         12.990          599       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,567              526,736,875              100.00          7.829          646        83.00
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Initial                    Number of           Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    244              63,561,682                 12.07          8.523         631         84.76
1.500                                     22               4,868,605                  0.92          8.543         594         83.52
2.000                                     94              23,868,767                  4.53          8.406         620         83.12
3.000                                  1,205             434,102,735                 82.41          7.687         651         82.74
5.000                                      2                 335,086                  0.06          8.282         783         77.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,567             526,736,875                100.00          7.829         646         83.00
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 68

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP 2 COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 1,453             499,934,407                 94.91           7.796        648          83.04
1.500                                   114              26,802,468                  5.09           8.447        612          82.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,567             526,736,875                100.00           7.829        646          83.00
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             5               1,122,737                  0.21           8.305        645          81.17
5.500 - 5.999                             1                 100,721                  0.02           9.200        609         100.00
6.000 - 6.499                         1,443             497,063,679                 94.37           7.794        648          83.05
6.500 - 6.999                             2                 940,000                  0.18           7.781        708          80.00
7.000 - 7.499                           116              27,509,738                  5.22           8.427        614          82.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,567             526,736,875                100.00           7.829        646          83.00
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                               Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
Prepayment Penalty        Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                      513              112,187,637                 18.32           8.644         643         85.20
6                                        1                  458,692                  0.07           8.875         642         90.00
12                                     138               47,227,982                  7.71           8.306         645         83.68
18                                       1                  472,333                  0.08           9.650         602         90.00
24                                   1,518              390,897,194                 63.84           8.044         646         84.13
30                                       1                  239,219                  0.04           7.625         741         80.00
36                                     244               60,513,840                  9.88           7.551         662         82.18
60                                       2                  337,947                  0.06           7.235         631         73.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,418              612,334,844                100.00           8.127         647         84.10
------------------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change

                                                                 69

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-HE4
------------------------------------------------------------------------------------------------------------------------------------

                                               FOR ADDITIONAL INFORMATION PLEASE CALL:
                                               ---------------------------------------

                      -----------------------------------------------------------------------------------------
                                                      Deutsche Bank Securities
                      -----------------------------------------------------------------------------------------

                          Whole Loan Trading
                          Michael Commaroto                              212-250-3114
                          Paul Mangione                                  212-250-5786

                          ABS Banking
                          Sue Valenti                                    212-250-3455
                          Ernest Calabrese                               212-250-5859
                          Patrick Lachanski                              212-250-2259

                          ABS Structuring
                          Bill Yeung                                     212-250-6893
                          Chris Sudol                                    212-250-0507

                          ABS Collateral
                          Reta Chandra                                   212-250-2729
                          Jhoana Pajarillo                               212-250-8387
                      -----------------------------------------------------------------------------------------

                      -----------------------------------------------------------------------------------------
                                                  Standard & Poor's Rating Service
                      -----------------------------------------------------------------------------------------

                          Mark Goldenberg                                212-438-1641
                          Mike Dougherty                                 212-438-6891

                      -----------------------------------------------------------------------------------------

                      -----------------------------------------------------------------------------------------
                                                  Moody's Investor s Service, Inc.
                      -----------------------------------------------------------------------------------------

                          Karen Ramallo                                  212-553-0370
                          Rachel Peng                                    212-553-3831

                      -----------------------------------------------------------------------------------------

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other documents the depositor has filed with the SEC for more complete  information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating in the offering will arrange to send you the  prospectus if you request it by calling  DBSI's  trading desk at  212-250-7730.  This term sheet is not required to contain all  information  that is required to be included in the base  prospectus  and the prospectus supplement.  The  information in this term sheet is  preliminary  and is subject to completion or change.  The  information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information  contained in any prior similar term  sheet  relating  to these  securities.  THIS TERM  SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER,  SOLICITATION  OR SALE IS NOT PERMITTED.  The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 70